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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2014 through March 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                          Pioneer High
                          Income Trust

--------------------------------------------------------------------------------
                          Annual Report | March 31, 2015
--------------------------------------------------------------------------------

                          Ticker Symbol:   PHT

                          [LOGO] PIONEER
                                 Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Schedule of Investments                                                       15

Financial Statements                                                          42

Notes to Financial Statements                                                 48

Report of Independent Registered Public Accounting Firm                       61

Trustees, Officers and Service Providers                                      63

                           Pioneer High Income Trust | Annual Report | 3/31/15 1

President's Letter

Dear Shareowner,

As mid-year approaches, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer High Income Trust | Annual Report | 3/31/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer High Income Trust | Annual Report | 3/31/15 3

Portfolio Management Discussion | 3/31/15

Concerns brought on by dramatic declines in crude oil prices late in 2014 and early in 2015, combined with slower-than-expected economic growth trends during the first quarter of 2015, resulted in weakening performance from high-yielding and more credit-sensitive securities over the 12-month period ended March 31, 2015. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q    How did the Trust perform during the 12 months ended March 31, 2015?

A Pioneer High Income Trust returned -7.38% at net asset value and -20.28% at market price during the 12-month period ended March 31, 2015. During the same 12-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 2.05% at net asset value. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML High Yield Master II Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 32 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was -0.64%.

     The shares of the Trust were selling at a 8.2% premium to net asset value at the end of the 12-month period on March 31, 2015.

     On March 31, 2015, the standardized 30-day SEC yield of the Trust's shares was 10.37%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/15

Q How would you describe the investment environment for high-yield bonds during the 12-month period ended March 31, 2015?

A Higher-yielding, more credit-sensitive debt performed relatively well in the early weeks following the start of the 12-month period in April 2014. Confidence increased in the underlying strength of the U.S. economy as the employment market steadily improved and corporate profits continued to grow. As the period progressed, however, a series of events, including a dramatic drop in world oil prices, slowing economic growth overseas and declines in market interest rates in the U.S., subsequently shook investors' confidence in more credit-sensitive securities.

     In the U.S., as longer-term and intermediate-term interest rates declined, the performance of higher-quality, more interest-rate-sensitive securities received a boost. Longer-maturity U.S. Treasuries and government bonds, which tend to be less sensitive to shifting economic trends, performed particularly well as interest rates continued to fall and bond prices rose. Treasuries, in fact, were among the better-performing asset classes in the fixed-income market over the full 12-month period.

     While many data releases pointed to a strengthening domestic economy for most of the period, some data tracking trends from the first calendar quarter of 2015 seemed to suggest that the U.S. economy might not be growing as fast as had been expected. While some observers believed the disappointing economic data might be the result of severe winter weather, many investors tempered their expectations of an early-2015 interest-rate hike by the U.S. Federal Reserve System (the Fed). As longer-term interest rates continued to fall, longer-maturity, higher-quality bonds saw further price appreciation. The strength of the U.S. dollar in world currency markets also encouraged foreign investors to invest in the U.S. markets, thus putting further downward pressure on interest rates.

     Meanwhile, higher-yielding, credit-sensitive debt faced new challenges as the period progressed. Economic weakness in Europe and Japan and slowing growth in China began to raise questions about the potential negative effects that economic problems overseas could have on both the U.S. economy and corporate profits of domestic companies. Political volatility in the Middle East and Eastern Europe only added to investors' uncertainties about purchasing riskier assets such as high-yield corporate bonds.

                           Pioneer High Income Trust | Annual Report | 3/31/15 5

     The final factor unsettling the capital markets in general and the U.S. high-yield markets in particular during the 12-month period was the precipitous decline in the price of crude oil. In June 2014, for example, the West Texas Intermediate (WTI) crude price peaked at $107.26 per barrel, before beginning a long descent that continued until a new low of $43.46 per barrel was reached in mid-March 2015. WTI ended the Trust's fiscal year at $47.70 per barrel on March 31, 2015. While many of the end results of plummeting oil prices - including lower home heating costs and automobile gasoline prices - were beneficial for consumers, the effects on many companies in the energy industry were quite negative. Because debt securities of energy companies typically account for roughly 16% of the value of all high-yield corporate bonds issued in the United States, the performance of the high-yield bond market was significantly affected by the oil price decline.

Q Which of your investment decisions or other factors had the biggest effects on the Trust's benchmark-relative performance during the 12-month period ended March 31, 2015?

A The weakness in the domestic high-yield bond market during the period hurt the Trust's benchmark-relative performance, for several reasons.

     First, because a principal objective of the Trust is to generate a high yield, the portfolio tends to hold many lower-rated securities in the high-yield universe, and the prices of the lower-rated bonds were particularly affected by the slump in the market. During the 12-month period, for example, lower-quality CCC-rated bonds underperformed better-quality BB-rated bonds by a wide margin. The portfolio was overweighted in CCC-rated securities during the period by a fairly significant amount (23% vs. a 14% benchmark weight), and so the Trust's relative performance was weakened by the larger allocation to CCC bonds.

     Second, the Trust's portfolio had an above-benchmark weighting in energy sector bonds during the period, and many of the holdings were of securities issued by exploration-and-production as well as oil field services companies; those industries tended to suffer the most immediate and negative fallout from the sharp decline in oil prices, while pipeline and mid-stream energy companies tended to be less directly affected. The overweight to energy as well as security selection results among the portfolio's energy holdings detracted from benchmark-relative returns. Due to the drop in oil prices, we have reduced the Trust's exposure to energy bonds to be more in line with the benchmark. In particular, we cut back on holdings of lower-quality bonds of companies in the

6 Pioneer High Income Trust | Annual Report | 3/31/15 aforementioned exploration-and-production and oil field services industries, while maintaining positions in higher-rated bonds of energy companies that tend to be less sensitive to changes in commodity prices. While current valuations in the energy sector are very attractive, low oil prices have had a negative effect on fundamentals.

     Finally, the Trust's benchmark-relative performance was hurt during the 12-month period by the portfolio's shorter-than-benchmark duration (shorter by 1.25 years, approximately), which we maintained for the entire period. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The shorter-duration stance held back the Trust's relative returns as interest rates declined and longer-duration portfolios tended to outperform. Despite the underperformance, we have maintained the Trust's shorter-than-benchmark duration position, as we believe that it will give the portfolio more flexibility to react when interest rates finally start to rise. In addition, a shorter duration tends to reduce the sensitivity of the Trust's portfolio to both changes in interest rates and changes in perceptions of credit quality.

Q What were some of the individual investments in the Trust's portfolio that affected performance during the 12-month period ended March 31, 2015?

A Most of the underperforming holdings in the Trust's portfolio during the period were bonds issued by energy companies. Three of these were securities issued by exploration-and-production companies: Energy XXI, Halcon Resources and Samson Oil & Gas. We have retained the positions in the bonds of Energy XXI and Halcon Resources, because we think their prices have fallen too low and the bonds now represent attractive values, but we liquidated the portfolio's position in Samson's bonds, as we feel the company's asset base at the current oil prices does not support the capital structure. Outside of the energy sector, a very disappointing performer for the Trust during the period was the debt of Tower Finance, an insurance broker in the United Kingdom, which had poor earnings results.

     Among the better-performing holdings in the Trust's portfolio during the 12-month period were convertible bonds issued by Hologic, a medical equipment company specializing in X-ray technologies. The Trust also saw good results from a bond issued by one energy company: Penn Virginia Resource Partners. We had added Hologics' convertibles to the Trust's portfolio for their yield potential, but as the company's earnings improved, its stock price rose and the Trust participated in the rally. The bonds of Penn Virginia Resource Partners, a master limited partnership
     (MLP), appreciated

                           Pioneer High Income Trust | Annual Report | 3/31/15 7 in value when the company was acquired by another MLP. Another strong performer in the Trust's portfolio during the period was a position in the common stock of Delta Airlines. The stock was acquired by the Trust when Delta purchased Northwest Airlines, a company that had issued bonds in which the portfolio had invested. Delta's stock price appreciated during the period as falling oil prices reduced the largest cost of flying.

Q How did the level of leverage in the Trust change during the 12-month period ended March 31, 2015?

A    The Trust employs leverage through a margin loan financing agreement. (See
     Note 10 to the Financial Statements).

     At the end of the 12-month period on March 31, 2015, 30.5% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 27.1% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2014. The percentage increase was due to a decrease in the value of securities in which the Trust had invested.

Q Did you use any derivatives in managing the Trust's portfolio during the 12-month period ended March 31, 2015? If so, did the use of derivatives affect the Trust's performance?

A We invested in currency forward contracts in an attempt to hedge the currency risks associated with investments in any securities of foreign issuers. As the U.S. dollar strengthened in value against most other currencies during the period, the forward contracts had a positive effect on the Trust's results, given that the portfolio's non-U.S. dollar positions would have detracted from performance had the use of forward contracts not hedged out the risk. We also invested in some credit default swaps in an attempt to hedge the risks associated with high-yield holdings. The swaps did not have a material effect on the Trust's results.

Q What were the principal factors affecting the Trust's yield, or dividend income, during the 12-month period ended March 31, 2015?

A Our main goal in managing the Trust is to earn income to be distributed to shareholders. Although we had been able to maintain the same dividend* since the Trust's establishment in 2002, during the past fiscal year ended March 31, 2015, we were forced to lower the dividend.

     * Dividends are not guaranteed.

8 Pioneer High Income Trust | Annual Report | 3/31/15

     Unfortunately, we could no longer maintain the previous dividend when interest rates in the market had fallen so significantly. As older, higher-yielding securities in the Trust's portfolio were either retired or were called away by issuers, we inevitably had to re-invest those assets at lower interest rates. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's dividend in recent periods, but these reserves have been depleted.

Q What is your investment outlook and how have you positioned the Trust as of period end?

A We think the overall credit quality of the high-yield market looks good. The average default rate remains between 1% and 2%, which is low by historical standards. Further, in a strengthening domestic economy, we expect corporate profits to continue to be healthy, at least in the short-to-medium term, as overall cash flows of U.S. corporations remain strong. While disappointing growth trends overseas and rising political risks in some parts of the world are a source of concern, we think the U.S. economy is strong enough to continue to grow. We think the Fed is likely to begin to raise short-term interest rates sometime during 2015, but the announcement appears likely to come later than June, thus delaying expectations of a general rise in interest rates until the second half of the year.

     By the end of the Trust's fiscal year on March 31, 2015, high-yield corporate bonds and notes remained the largest allocation in the Trust's total investment portfolio, at more than 82%. We also had allocations in the portfolio to a variety of more credit-sensitive issues, including emerging markets debt, bank loans, event-linked bonds and convertible bonds.

     We are prepared to re-deploy the Trust's assets, including cash, if interest rates do start to increase and securities with higher yields become available for investment. We expect to keep an emphasis in the Trust's portfolio on domestic high-yield bonds and other more credit-sensitive securities. We also expect to keep the Trust's duration shorter than that of the BofA ML High Yield Master II Index benchmark, in anticipation of rising interest rates.

                           Pioneer High Income Trust | Annual Report | 3/31/15 9

Please refer to the Schedule of Investments on pages 15-41 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a margin loan financing agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

10 Pioneer High Income Trust | Annual Report | 3/31/15

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer High Income Trust | Annual Report | 3/31/15 11

Portfolio Summary | 3/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    82.9%
Senior Secured Floating Rate Loan Interests                                 4.5%
Convertible Bonds & Notes                                                   3.8%
Preferred Stocks                                                            2.0%
Common Stocks                                                               1.6%
U.S. Government and Agency Obligations                                      1.1%
Sovereign Debt Obligations                                                  0.9%
Collateralized Mortgage Obligations                                         0.9%
Asset Backed Securities                                                     0.7%
Tax Exempt Obligation                                                       0.7%
Convertible Preferred Stocks                                                0.5%
Temporary Cash Investments                                                  0.3%
Municipal Collateralized Debt Obligation                                    0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Hanover Insurance Corp., 7.625%, 10/15/25                              1.40%
--------------------------------------------------------------------------------
 2. Chrysler Group LLC/CG Co-Issuer, Inc., 8%, 6/15/19                     1.31
--------------------------------------------------------------------------------
 3. Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                     0.98
--------------------------------------------------------------------------------
 4. Xerium Technologies, Inc., 8.875%, 6/15/18                             0.96
--------------------------------------------------------------------------------
 5. Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                            0.93
--------------------------------------------------------------------------------
 6. Hologic, Inc., 2%, 12/15/37                                            0.87
--------------------------------------------------------------------------------
 7. Advanced Micro Devices, Inc., 7.5%, 8/15/22                            0.84
--------------------------------------------------------------------------------
 8. Millar Western Forest Products, Ltd., 8.5%, 4/1/21                     0.84
--------------------------------------------------------------------------------
 9. Townsquare Radio LLC / Townsquare Radio, Inc., 9%, 4/1/19 (144A)       0.84
--------------------------------------------------------------------------------
10. Windstream Corp., 7.5%, 6/1/22                                         0.84
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer High Income Trust | Annual Report | 3/31/15

Prices and Distributions | 3/31/15

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          3/31/15                        3/31/14
--------------------------------------------------------------------------------
       Market Value                        $12.87                         $17.83
--------------------------------------------------------------------------------
          Premium                            8.2%                          25.7%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          3/31/15                        3/31/14
--------------------------------------------------------------------------------
       Net Asset Value                     $11.89                         $14.19
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net Investment       Short-Term          Long-Term
                               Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
     4/1/14 - 3/31/15           $1.61               $--                 $--
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                          Pioneer High Income Trust | Annual Report | 3/31/15 13

Performance Update | 3/31/15

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index.

Average Annual Total Returns
(As of March 31, 2015)
--------------------------------------------------------------------------------
                                                                      BofA ML
                                 Net Asset                            High Yield
                                 Value               Market           Master II
Period                           (NAV)               Price            Index
--------------------------------------------------------------------------------
10 Years                          8.97%               10.68%          8.04%
5 Years                           8.50                 6.94           8.40
1 Year                           (7.38)              (20.28)          2.05
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                                      Pioneer High         BofA ML High Yield
                                      Income Trust         Master II Index
3/31/2005                             $10,000              $10,000
3/31/2006                             $12,484              $10,723
3/31/2007                             $14,682              $11,965
3/31/2008                             $12,425              $11,545
3/31/2009                             $ 8,978              $ 9,204
3/31/2010                             $19,724              $14,470
3/31/2011                             $23,694              $16,522
3/31/2012                             $26,425              $17,453
3/31/2013                             $29,767              $19,741
3/31/2014                             $34,602              $21,226
3/31/2015                             $27,586              $21,662

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

14 Pioneer High Income Trust | Annual Report | 3/31/15

Schedule of Investments | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITIES -- 1.0% of
                           Net Assets
                           BANKS -- 0.1%
                           Thrifts & Mortgage Finance -- 0.1%
         228,094(a)        Security National Mortgage Loan Trust, Series
                           2007-1A, Class 1A3, 6.55%, 4/25/37 (144A)                      $     230,842
                                                                                          -------------
                           Total Banks                                                    $     230,842
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.3%
                           Hotels, Resorts, Cruise Lines -- 0.3%
         126,125           Westgate Resorts LLC, Series 2012-2A, Class C, 9.0%,
                           1/20/25 (144A)                                                 $     127,967
         747,276           Westgate Resorts LLC, Series 2012-BA, Class A, 9.5%,
                           2/20/25 (144A)                                                       766,847
         119,185           Westgate Resorts LLC, Series 2013-1A, Class B, 3.75%,
                           8/20/25 (144A)                                                       119,925
                                                                                          -------------
                           Total Consumer Services                                        $   1,014,739
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Thrifts & Mortgage Finance -- 0.2%
         660,000(a)        GMAT Trust, Series 2013-1A, Class M, 5.0%,
                           11/25/43 (144A)                                                $     629,237
                                                                                          -------------
                           Total Diversified Financials                                   $     629,237
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.4%
                           Airlines -- 0.4%
       1,192,980(b)        Aircraft Finance Trust, Series 1999-1A, Class A1,
                           0.655%, 5/15/24 (144A)                                         $     405,613
         555,387(b)        Aviation Capital Group Trust, Series 2000-1A, Class A1,
                           0.652%, 11/15/25 (144A)                                              224,932
       1,332,361(b)        Lease Investment Flight Trust, Series 1, Class A1,
                           0.565%, 7/15/31                                                      819,402
                                                                                          -------------
                           Total Transportation                                           $   1,449,947
-------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $3,834,710)                                              $   3,324,765
-------------------------------------------------------------------------------------------------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS --
                           1.2% of Net Assets
                           BANKS -- 0.8%
                           Thrifts & Mortgage Finance -- 0.8%
         850,000(b)        BAMLL Commercial Mortgage Securities Trust, Series
                           2014-INLD, Class F, 2.701%, 12/15/29 (144A)                    $     779,760
         242,531           Homeowner Assistance Program Reverse Mortgage
                           Loan Trust, Series 2013-RM1, Class A, 4.0%,
                           5/26/53 (144A)                                                       238,068
         250,000(a)        Springleaf Mortgage Loan Trust, Series 2013-1A,
                           Class B1, 5.58%, 6/25/58 (144A)                                      257,912

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- (continued)
         498,000(a)        Wachovia Bank Commercial Mortgage Trust, Series
                           2006-C24, Class AJ, 5.658%, 3/15/45                            $     506,510
         900,000(a)        Wachovia Bank Commercial Mortgage Trust, Series
                           2007-C34, Class AJ, 5.947%, 5/15/46                                  948,795
                                                                                          -------------
                           Total Banks                                                    $   2,731,045
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.4%
                           Thrifts & Mortgage Finance -- 0.4%
         292,977(c)        CAM Mortgage Trust, Series 2014-1, Class M, 5.5%,
                           12/15/53 (144A)                                                $     293,171
         200,000           JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2006-CB16, Class AJ, 5.623%, 5/12/45                   204,122
         650,000(a)        JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2007-LD12, Class AJ, 6.01%, 2/15/51                    663,800
         375,000(b)        JP Morgan Chase Commercial Mortgage Securities
                           Trust, Series 2013-FL3, Class E, 3.52%, 4/15/28
                           (144A)                                                               375,738
                                                                                          -------------
                           Total Diversified Financials                                   $   1,536,831
-------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $4,131,119)                                              $   4,267,876
-------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE LOAN
                           INTERESTS -- 6.3% of Net Assets*(b)
                           CAPITAL GOODS -- 0.4%
                           Industrial Conglomerates -- 0.4%
       1,240,000(b)        Filtration Group Corp., Second Lien Initial Term Loan,
                           8.25%, 11/22/21                                                $   1,248,267
                                                                                          -------------
                           Total Capital Goods                                            $   1,248,267
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 0.8%
                           Education Services -- 0.8%
       2,863,750(b)        McGraw-Hill School Education Holdings LLC, Term B
                           Loan, 6.25%, 12/18/19                                          $   2,875,385
                                                                                          -------------
                           Total Consumer Services                                        $   2,875,385
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 1.3%
                           Coal & Consumable Fuels -- 0.0%+
         587,500(b)        PT Bumi Resources Tbk, Term Loan, 18.0%, 8/15/14               $     214,437
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.3%
       1,050,500(b)        Jonah Energy LLC, Second Lien Initial Loan, 7.5%,
                           5/12/21                                                        $     942,824
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.4%
       1,950,000(b)        Templar Energy LLC, Second Lien New Term Loan,
                           8.5%, 11/25/20                                                 $   1,333,313
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.6%
       2,664,204(b)        Fieldwood Energy LLC, Closing Date Second Lien Term
                           Loan, 8.375%, 9/30/20                                          $   1,960,689
                                                                                          -------------
                           Total Energy                                                   $   4,451,263
-------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 0.6%
                           Packaged Foods & Meats -- 0.6%
       2,158,200(b)        New HB Acquisition LLC, Term B Loan, 6.75%, 4/9/20             $   2,204,062
                                                                                          -------------
                           Total Food, Beverage & Tobacco                                 $   2,204,062
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                           Health Care Equipment & Services -- 0.3%
         875,000(b)        Accellent, Inc. (Medical Device/UTI), Second Lien Term
                           Loan, 7.5%, 3/11/22                                            $     833,437
-------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.3%
       1,128,886(b)        Medical Card System, Inc., Term Loan, 12.0%, 3/17/17           $   1,083,731
                                                                                          -------------
                           Total Health Care Equipment & Services                         $   1,917,168
-----------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.5%
                           Property & Casualty Insurance -- 0.5%
       1,885,452(b)        Confie Seguros Holding II Co., Second Lien Term Loan,
                           10.25%, 5/8/19                                                 $   1,883,095
                                                                                          -------------
                           Total Insurance                                                $   1,883,095
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Diversified Metals & Mining -- 0.0%+
         131,698(b)(d)     PT Bakrie & Brothers Tbk, Facility Term Loan B, 8.0%,
                           1/20/13                                                        $      48,070
-------------------------------------------------------------------------------------------------------
                           Steel -- 0.2%
         587,050(b)        Essar Steel Algoma, Inc., Initial Term Loan, 7.5%,
                           8/16/19                                                        $     564,057
                                                                                          -------------
                           Total Materials                                                $     612,127
-------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.5%
                           Publishing -- 0.5%
       1,230,241(b)        Cengage Learning Acquisitions, Inc. (fka TL Acquisitions,
                           Inc.), Term Loan, 7.0%, 3/31/20                                $   1,236,853
         361,240(b)        Lee Enterprises, Inc., First Lien Term Loan, 7.25%,
                           3/31/19                                                              364,853
                                                                                          -------------
                           Total Media                                                    $   1,601,706
-------------------------------------------------------------------------------------------------------
                           RETAILING -- 0.7%
                           Automotive Retail -- 0.4%
       1,588,125(b)        CWGS Group LLC, Term Loan, 5.75%, 2/20/20                      $   1,603,511
-------------------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.3%
       1,158,925(b)        Targus Group International, Inc., Term Loan, 14.75%,
                           5/24/16                                                        $     938,729
                                                                                          -------------
                           Total Retailing                                                $   2,542,240
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 17

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 0.7%
                           Application Software -- 0.7%
       2,500,000(b)        Vertafore, Inc., Second Lien Term Loan, 9.75%,
                           10/27/17                                                       $   2,522,657
                                                                                          -------------
                           Total Software & Services                                      $   2,522,657
-------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $23,703,467)                                             $  21,857,970
-------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS & NOTES -- 116.3%
                           of Net Assets
                           AUTOMOBILES & COMPONENTS -- 3.3%
                           Auto Parts & Equipment -- 1.3%
       1,140,000(e)        International Automotive Components Group SA,
                           9.125%, 6/1/18 (144A)                                          $   1,158,525
         580,000           Pittsburgh Glass Works LLC, 8.0%, 11/15/18 (144A)                    613,350
       2,885,000(e)        Stackpole International Intermediate / Stackpole
                           International Powder, 7.75%, 10/15/21 (144A)                       2,856,150
                                                                                          -------------
                                                                                          $   4,628,025
-------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 2.0%
       6,000,000(e)        Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19           $   6,292,500
         500,000(e)        Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21                554,555
                                                                                          -------------
                                                                                          $   6,847,055
                                                                                          -------------
                           Total Automobiles & Components                                 $  11,475,080
-------------------------------------------------------------------------------------------------------
                           BANKS -- 1.2%
                           Regional Banks -- 0.4%
       1,225,000(a)(e)(f)  PNC Financial Services Group, Inc., 4.482%, 5/29/49            $   1,227,450
-------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 0.8%
       2,925,000(e)        Provident Funding Associates LP / PFG Finance Corp.,
                           6.75%, 6/15/21 (144A)                                          $   2,786,063
                                                                                          -------------
                           Total Banks                                                    $   4,013,513
-------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 6.9%
                           Aerospace & Defense -- 2.0%
       2,200,000           ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                       $   2,233,000
       3,084,000(e)        DynCorp International, Inc., 10.375%, 7/1/17                       2,698,500
       1,305,000(e)        LMI Aerospace, Inc., 7.375%, 7/15/19 (144A)                        1,314,787
         525,000           Triumph Group, Inc., 5.25%, 6/1/22                                   515,813
                                                                                          -------------
                                                                                          $   6,762,100
-------------------------------------------------------------------------------------------------------
                           Building Products -- 0.1%
         400,000           Griffon Corp., 5.25%, 3/1/22                                   $     394,640
-------------------------------------------------------------------------------------------------------
                           Construction & Engineering -- 0.4%
       1,500,000(e)        Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                    $   1,530,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery &
                           Heavy Trucks -- 0.6%
       2,000,000           Navistar International Corp., 8.25%, 11/1/21                   $   1,945,000
-------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.5%
       2,000,000(e)        WireCo WorldGroup, Inc., 9.5%, 5/15/17                         $   1,795,000
-------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.5%
         253,000(e)        Boart Longyear Management Pty, Ltd., 10.0%,
                           10/1/18 (144A)                                                 $     257,427
         605,000           JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                       656,425
         810,000           Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)                       852,525
                                                                                          -------------
                                                                                          $   1,766,377
-------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 2.0%
       1,075,000           Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                       $   1,010,500
       1,040,000(e)        Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                       1,060,800
       4,500,000(e)        Xerium Technologies, Inc., 8.875%, 6/15/18                         4,646,250
                                                                                          -------------
                                                                                          $   6,717,550
-------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.8%
       2,510,000           TRAC Intermodal LLC / TRAC Intermodal Corp., 11.0%,
                           8/15/19                                                        $   2,748,450
                                                                                          -------------
                           Total Capital Goods                                            $  23,659,117
-------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 2.0%
                           Commercial Printing -- 0.8%
       1,675,000           Multi-Color Corp., 6.125%, 12/1/22 (144A)                      $   1,742,000
         860,000           Mustang Merger Corp., 8.5%, 8/15/21 (144A)                           870,750
                                                                                          -------------
                                                                                          $   2,612,750
-------------------------------------------------------------------------------------------------------
                           Diversified Support Services -- 1.2%
       3,900,000(e)        NANA Development Corp., 9.5%, 3/15/19 (144A)                   $   3,607,500
         660,000           Transfield Services, Ltd., 8.375%, 5/15/20 (144A)                    702,900
                                                                                          -------------
                                                                                          $   4,310,400
                                                                                          -------------
                           Total Commercial & Professional Services                       $   6,923,150
-------------------------------------------------------------------------------------------------------
                           CONSUMER DISCRETIONARY -- 1.2%
                           Department Stores -- 0.3%
         935,000           Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)                 $     968,894
-------------------------------------------------------------------------------------------------------
                           Homebuilding -- 0.9%
       1,000,000           KB Home, 7.0%, 12/15/21                                        $   1,017,500
         630,000           KB Home, 7.5%, 9/15/22                                               645,750
       1,035,000           KB Home, 7.625%, 5/15/23                                           1,060,875
         565,000           Taylor Morrison Communities, Inc. / Monarch
                           Communities, Inc., 5.625%, 3/1/24 (144A)                             552,287
                                                                                          -------------
                                                                                          $   3,276,412
                                                                                          -------------
                           Total Consumer Discretionary                                   $   4,245,306
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 19

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 4.3%
                           Homebuilding -- 0.8%
         750,000(e)        Beazer Homes USA, Inc., 9.125%, 5/15/19                        $     778,125
       1,975,000(e)        Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18
                           (144A)                                                             2,054,000
                                                                                          -------------
                                                                                          $   2,832,125
-------------------------------------------------------------------------------------------------------
                           Housewares & Specialties -- 1.8%
       1,435,000(e)        Jarden Corp., 7.5%, 5/1/17                                     $   1,582,087
       3,000,000(e)        Reynolds Group Issuer, Inc., 9.0%, 4/15/19                         3,142,500
       1,430,000(e)        Reynolds Group Issuer, Inc., 9.875%, 8/15/19                       1,530,100
                                                                                          -------------
                                                                                          $   6,254,687
-------------------------------------------------------------------------------------------------------
                           Leisure Products -- 1.4%
       4,000,000           Icon Health & Fitness, Inc., 11.875%, 10/15/16
                           (144A)                                                         $   3,950,000
         880,000           PC Nextco Holdings LLC / PC Nextco Finance, Inc.,
                           8.75%, 8/15/19                                                       895,400
                                                                                          -------------
                                                                                          $   4,845,400
-------------------------------------------------------------------------------------------------------
                           Textiles -- 0.3%
         805,000           Polymer Group, Inc., 6.875%, 6/1/19 (144A)                     $     768,775
                                                                                          -------------
                           Total Consumer Durables & Apparel                              $  14,700,987
-------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 4.4%
                           Business Services -- 0.8%
       1,750,000(e)        Sitel LLC / Sitel Finance Corp., 11.0%, 8/1/17 (144A)          $   1,811,250
       1,000,000           Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                       910,000
                                                                                          -------------
                                                                                          $   2,721,250
-------------------------------------------------------------------------------------------------------
                           Casinos & Gaming -- 2.4%
         643,728(d)(h)     Mashantucket Western Pequot Tribe, 6.5% (6.5% PIK
                           1.0% cash), 7/1/36                                             $       2,092
       1,700,000(e)        MGM Resorts International, 6.0%, 3/15/23                           1,746,750
       1,225,000           Scientific Games International, Inc., 6.25%, 9/1/20                  912,625
       3,000,000(e)        Scientific Games International, Inc., 6.625%,
                           5/15/21 (144A)                                                     2,190,000
       3,800,000(e)        Scientific Games International, Inc., 10.0%,
                           12/1/22 (144A)                                                     3,553,000
                                                                                          -------------
                                                                                          $   8,404,467
-------------------------------------------------------------------------------------------------------
                           Education Services -- 0.2%
         555,000           Cambium Learning Group, Inc., 9.75%, 2/15/17                   $     549,450
-------------------------------------------------------------------------------------------------------
                           Restaurants -- 0.6%
       2,000,000(e)        PF Chang's China Bistro, Inc., 10.25%, 6/30/20
                           (144A)                                                         $   2,070,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 0.4%
       1,400,000(e)        StoneMor Partners LP / Cornerstone Family Services
                           of WV, 7.875%, 6/1/21                                          $   1,470,000
                                                                                          -------------
                           Total Consumer Services                                        $  15,215,167
-------------------------------------------------------------------------------------------------------
                           CONSUMER STAPLES -- 0.5%
                           Soft Drinks -- 0.5%
       1,625,000(e)        Cott Beverages, Inc., 5.375%, 7/1/22 (144A)                    $   1,566,094
                                                                                          -------------
                           Total Consumer Staples                                         $   1,566,094
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 5.8%
                           Asset Management & Custody Banks -- 0.3%
         975,000(e)        Janus Capital Group, Inc., 6.7%, 6/15/17                       $   1,071,796
-------------------------------------------------------------------------------------------------------
                           Consumer Finance -- 0.7%
       1,030,000(e)        Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                           4/1/20 (144A)                                                  $     999,100
       1,720,000(e)        TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                           9/15/18 (144A)                                                     1,221,200
                                                                                          -------------
                                                                                          $   2,220,300
-------------------------------------------------------------------------------------------------------
                           Diversified Banks -- 0.3%
       1,200,000(a)        Access Bank Plc, 9.25%, 6/24/21 (144A)                         $     966,240
-------------------------------------------------------------------------------------------------------
                           Diversified Capital Markets -- 0.2%
         700,000(a)(e)(f)  Credit Suisse Group AG, 7.5%, 12/29/49 (144A)                  $     751,625
-------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.5%
       2,325,000(a)(e)(f)  Goldman Sachs Capital II, 4.0%, 12/29/49                       $   1,801,875
-------------------------------------------------------------------------------------------------------
                           Multi-Sector Holdings -- 0.6%
       2,200,000(e)        Constellation Enterprises LLC, 10.625%, 2/1/16
                           (144A)                                                         $   1,980,000
-------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 1.3%
       1,650,000(a)(e)(f)  Bank of America Corp., 6.25%, 9/29/49                          $   1,680,938
         600,000(a)(f)     Bank of America Corp., 6.5%, 10/29/49                                634,500
       3,000,000(c)(e)(i)  Fixed Income Trust, Series 2013-A, 0.0%, 10/15/97
                           (144A)                                                             2,204,347
                                                                                          -------------
                                                                                          $   4,519,785
-------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 1.9%
         871,934(h)        AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                           PIK 12.0% cash), 7/1/19 (144A)                                 $     819,618
       1,410,000(e)        Global Partners LP / GLP Finance Corp., 6.25%,
                           7/15/22 (144A)                                                     1,388,850
         425,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                           6.5%, 7/1/21                                                         412,250
       2,845,000           Nationstar Mortgage LLC / Nationstar Capital Corp.,
                           6.5%, 6/1/22                                                       2,731,200

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 21

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Specialized Finance -- (continued)
       1,325,000           Ocwen Financial Corp., 6.625%, 5/15/19 (144A)                  $   1,146,125
                                                                                          -------------
                                                                                          $   6,498,043
                                                                                          -------------
                           Total Diversified Financials                                   $  19,809,664
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 16.8%
                           Coal & Consumable Fuels -- 0.2%
       2,125,000(d)        James River Coal Co., 7.875%, 4/1/19                           $       5,313
         800,000(e)        Murray Energy Corp., 8.625%, 6/15/21 (144A)                          836,000
                                                                                          -------------
                                                                                          $     841,313
-------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.4%
         380,000           American Energy-Permian Basin LLC / AEPB Finance
                           Corp., 7.375%, 11/1/21 (144A)                                  $     288,800
       1,214,000           Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24 (144A)                  418,830
         750,000           YPF SA, 8.875%, 12/19/18 (144A)                                      769,462
                                                                                          -------------
                                                                                          $   1,477,092
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.9%
       2,500,000           Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                      $   1,450,000
       1,800,000(e)        Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                 1,471,500
                                                                                          -------------
                                                                                          $   2,921,500
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.7%
         598,000           Exterran Partners LP / EXLP Finance Corp., 6.0%,
                           4/1/21                                                         $     550,160
       1,020,000           McDermott International, Inc., 8.0%, 5/1/21 (144A)                   790,500
       1,500,000           Sanjel Corp., 7.5%, 6/19/19 (144A)                                   952,500
                                                                                          -------------
                                                                                          $   2,293,160
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 10.5%
       2,940,000           Approach Resources, Inc., 7.0%, 6/15/21                        $   2,631,300
       4,332,000(e)        Comstock Resources, Inc., 7.75%, 4/1/19                            1,819,440
       3,850,000(e)        EP Energy LLC / EP Energy Finance, Inc., 9.375%,
                           5/1/20                                                             4,032,875
          95,000           EP Energy LLC / Everest Acquisition Finance, Inc.,
                           7.75%, 9/1/22                                                         96,900
       1,295,000(e)        EPL Oil & Gas, Inc., 8.25%, 2/15/18                                  958,300
       2,015,000(e)        Gulfport Energy Corp., 7.75%, 11/1/20                              2,065,375
         785,000(e)        Halcon Resources Corp., 8.875%, 5/15/21                              545,575
       1,205,000(e)        Halcon Resources Corp., 9.25%, 2/15/22                               831,450
       3,360,000(e)        Halcon Resources Corp., 9.75%, 7/15/20                             2,368,800
       1,950,000           Legacy Reserves LP / Legacy Reserves Finance Corp.,
                           6.625%, 12/1/21                                                    1,540,500
         800,000           Linn Energy LLC / Linn Energy Finance Corp., 6.5%,
                           9/15/21                                                              632,500

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- (continued)
       2,610,000           Memorial Production Partners LP / Memorial
                           Production Finance Corp., 6.875%, 8/1/22 (144A)                $   2,309,850
       2,000,000(e)        Midstates Petroleum Co., Inc., 9.25%, 6/1/21                         970,000
       1,050,000           MIE Holdings Corp., 7.5%, 4/25/19 (144A)                             626,062
         590,000           Parsley Energy LLC / Parsley Finance Corp., 7.5%,
                           2/15/22 (144A)                                                       595,900
       2,485,000           Penn Virginia Corp., 7.25%, 4/15/19                                2,248,925
         750,000           Penn Virginia Corp., 8.5%, 5/1/20                                    705,000
       2,750,000           PetroQuest Energy, Inc., 10.0%, 9/1/17                             2,337,500
       3,380,000(d)        Quicksilver Resources, Inc., 7.125%, 4/1/16                           59,150
         900,000           Rice Energy, Inc., 6.25%, 5/1/22                                     877,500
         735,000           RSP Permian, Inc., 6.625%, 10/1/22 (144A)                            738,675
       4,035,000(e)        Sanchez Energy Corp., 7.75%, 6/15/21                               3,913,950
       2,770,000(e)        Talos Production LLC / Talos Production Finance, Inc.,
                           9.75%, 2/15/18 (144A)                                              1,939,000
       1,500,000(e)        Vanguard Natural Resources LLC / VNR Finance Corp.,
                           7.875%, 4/1/20                                                     1,372,500
                                                                                          -------------
                                                                                          $  36,217,027
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 2.2%
       3,859,000           Calumet Specialty Products Partners LP / Calumet
                           Finance Corp., 6.5%, 4/15/21 (144A)                            $   3,743,230
         750,000           Calumet Specialty Products Partners LP / Calumet
                           Finance Corp., 7.75%, 4/15/23 (144A)                                 758,437
       3,000,000(e)        Seven Generations Energy, Ltd., 8.25%, 5/15/20
                           (144A)                                                             3,060,000
                                                                                          -------------
                                                                                          $   7,561,667
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 1.9%
         875,000           Crestwood Midstream Partners LP / Crestwood
                           Midstream Finance Corp., 6.25%, 4/1/23 (144A)                  $     883,750
       1,524,000(b)(e)     Energy Transfer Partners LP, 3.272%, 11/1/66                       1,341,120
         350,000(a)(e)     Enterprise Products Operating LLC, 8.375%, 8/1/66                    368,813
       2,500,000           Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23
                           (144A)                                                             2,575,000
       1,185,000           Western Refining Logistics LP / WNRL Finance Corp.,
                           7.5%, 2/15/23 (144A)                                               1,208,700
                                                                                          -------------
                                                                                          $   6,377,383
                                                                                          -------------
                           Total Energy                                                   $  57,689,142
-------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 7.0%
                           Agricultural Products -- 1.1%
       2,100,000(e)        Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)                $   2,121,000
       1,215,000           Southern States Cooperative, Inc., 10.0%, 8/15/21
                           (144A)                                                             1,148,175

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 23

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Agricultural Products -- (continued)
       1,100,000           Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                     $     323,950
         575,000           Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                           286,925
                                                                                          -------------
                                                                                          $   3,880,050
-------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 4.9%
         775,000           Bertin SA / Bertin Finance, Ltd., 10.25%, 10/5/16
                           (144A)                                                         $     845,719
       1,250,000           CFG Investment SAC, 9.75%, 7/30/19 (144A)                          1,105,625
         318,000(e)        Chiquita Brands International, Inc. / Chiquita Brands
                           LLC, 7.875%, 2/1/21                                                  348,210
       3,500,000(e)        FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
                           9.875%, 2/1/20 (144A)                                              3,683,750
       1,240,000           Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                  1,054,000
       1,000,000           Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                     945,000
       1,200,000           Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                  1,140,000
       3,400,000(e)        Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                       3,349,000
         400,000           Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                        444,000
       2,000,000           Post Holdings, Inc., 6.0%, 12/15/22 (144A)                         1,930,000
       2,100,000(e)        Post Holdings, Inc., 7.375%, 2/15/22                               2,173,500
                                                                                          -------------
                                                                                          $  17,018,804
-------------------------------------------------------------------------------------------------------
                           Tobacco -- 1.0%
       3,835,000(e)        Alliance One International, Inc., 9.875%, 7/15/21              $   3,374,800
                                                                                          -------------
                           Total Food, Beverage & Tobacco                                 $  24,273,654
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE -- 0.2%
                           Pharmaceuticals -- 0.2%
         780,000           Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                           6.0%, 2/1/25 (144A)                                            $     803,400
                                                                                          -------------
                           Total Health Care                                              $     803,400
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 6.2%
                           Health Care Equipment & Services -- 1.2%
       3,799,000(e)        Physio-Control International, Inc., 9.875%,
                           1/15/19 (144A)                                                 $   4,036,438
-------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 1.9%
       2,560,000(e)        CHS/Community Health Systems, Inc., 6.875%,
                           2/1/22                                                         $   2,736,000
       2,400,000           Kindred Healthcare, Inc., 6.375%, 4/15/22                          2,421,000
         600,000(e)        United Surgical Partners International, Inc., 9.0%,
                           4/1/20                                                               644,250
         835,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                   730,625
                                                                                          -------------
                                                                                          $   6,531,875
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Health Care Services -- 1.2%
       2,250,000(e)        BioScrip, Inc., 8.875%, 2/15/21 (144A)                         $   2,022,187
       2,000,000(e)        Kindred Escrow Corp. II, 8.0%, 1/15/20 (144A)                      2,146,250
                                                                                          -------------
                                                                                          $   4,168,437
-------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.9%
       3,000,000(e)        Immucor, Inc., 11.125%, 8/15/19                                $   3,221,250
-------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 0.3%
         900,000(e)        Emdeon, Inc., 11.0%, 12/31/19                                  $     982,125
-------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 0.7%
       2,380,000(e)        Truven Health Analytics, Inc., 10.625%, 6/1/20                 $   2,499,000
                                                                                          -------------
                           Total Health Care Equipment & Services                         $  21,439,125
-------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
                           Household Products -- 0.4%
       1,565,000           Springs Industries, Inc., 6.25%, 6/1/21                        $   1,545,437
-------------------------------------------------------------------------------------------------------
                           Personal Products -- 1.2%
       1,745,000(e)        Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)               $   1,871,513
       2,315,000(e)        Monitronics International, Inc., 9.125%, 4/1/20                    2,265,806
                                                                                          -------------
                                                                                          $   4,137,319
                                                                                          -------------
                           Total Household & Personal Products                            $   5,682,756
-------------------------------------------------------------------------------------------------------
                           INDUSTRIALS -- 1.0%
                           Environmental & Facilities Services -- 0.4%
       1,370,000(e)        Safway Group Holding LLC / Safway Finance Corp.,
                           7.0%, 5/15/18 (144A)                                           $   1,356,300
-------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.2%
         849,000(e)(h)(i)  Liberty Tire Recycling LLC, 11.0%(11.0% PIK 0.0%
                           cash), 3/31/21 (144A)                                          $     772,590
-------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.4%
         280,000           Fly Leasing, Ltd., 6.375%, 10/15/21                            $     277,200
       1,080,000(e)        H&E Equipment Services, Inc., 7.0%, 9/1/22                         1,112,400
                                                                                          -------------
                                                                                          $   1,389,600
                                                                                          -------------
                           Total Industrials                                              $   3,518,490
-------------------------------------------------------------------------------------------------------
                           INFORMATION TECHNOLOGY -- 0.7%
                           Internet Software & Services -- 0.7%
         755,000           Bankrate, Inc., 6.125%, 8/15/18 (144A)                         $     745,562
       1,500,000           Cimpress NV, 7.0%, 4/1/22 (144A)                                   1,518,750
                                                                                          -------------
                           Total Information Technology                                   $   2,264,312
-------------------------------------------------------------------------------------------------------
                           INSURANCE -- 10.8%
                           Insurance Brokers -- 0.3%
GBP    1,625,000(d)(e)     Towergate Finance Plc, 10.5%, 2/15/19 (144A)                   $      48,250
       1,000,000(e)        USI, Inc., 7.75%, 1/15/21 (144A)                                   1,025,000
                                                                                          -------------
                                                                                          $   1,073,250
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 25

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Multi-Line Insurance -- 1.9%
       3,075,000(a)(e)     Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)             $   4,704,750
       1,100,000(e)        MetLife, Inc., 10.75%, 8/1/39                                      1,847,450
                                                                                          -------------
                                                                                          $   6,552,200
-------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 2.0%
       5,300,000(e)        Hanover Insurance Corp., 7.625%, 10/15/25                      $   6,732,266
         265,000(a)(e)(f)  White Mountains Insurance Group, Ltd., 7.506%,
                           5/29/49 (144A)                                                       279,244
                                                                                          -------------
                                                                                          $   7,011,510
-------------------------------------------------------------------------------------------------------
                           Reinsurance -- 6.6%
         400,000(g)        Arlington Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 8/1/15                                             $     446,360
         250,000(b)        Atlas Reinsurance VII, Ltd., 8.144%, 1/7/16 (144A)                   253,800
         500,000(b)        Blue Danube II, Ltd., 4.279%, 5/23/16 (144A)
                           (Cat Bond)                                                           500,150
         400,000(b)        Caelus Re 2013, Ltd., 6.875%, 4/7/17 (144A)
                           (Cat Bond)                                                           412,800
         500,000(b)        Caelus Re, Ltd., 5.275%, 3/7/16 (144A) (Cat Bond)                    504,450
         560,000(g)        Carnoustie Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 2/19/16                                         586,488
         250,000(b)        East Lane Re V, Ltd., 9.03%, 3/16/16 (144A)
                           (Cat Bond)                                                           260,650
         913,500(g)        Exeter Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/7/16                                                   917,063
         600,000(g)        Fairfield Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 2/2/16                                                   561,000
         500,000(b)        Galileo Re, Ltd., 7.43%, 1/9/17 (144A) (Cat Bond)                    512,350
         750,000(g)        Gloucester Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 6/12/15                                         734,250
       1,300,000(g)        Gullane Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/22/17                                                1,347,840
         630,750(g)        Hereford Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/12/16                                                  633,462
         750,000(b)        Kilimanjaro Re, Ltd., 4.78%, 4/30/18 (144A) (Cat
                           Bond)                                                                759,150
         760,000(g)        Lorenz Re, Ltd., 0.0%, 3/31/18                                       760,000
         622,533(g)        Muirfield Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/12/16                                                  624,339
       1,000,000(g)        Pangaea Re, 7/1/18                                                 1,090,200
       1,000,000(g)        Pangaea Re, 2/1/19                                                 1,042,400
         250,000(b)(e)     Queen Street V Re, Ltd., 8.53%, 4/9/15 (144A)
                           (Cat Bond)                                                           249,400
         250,000(b)        Queen Street VI Re, Ltd., 10.38%, 4/9/15 (144A)
                           (Cat Bond)                                                           249,425

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Reinsurance -- (continued)
         725,000(b)        Residential Reinsurance 2011, Ltd., 8.78%, 6/6/15
                           (144A) (Cat Bond)                                              $     733,120
         250,000(b)        Residential Reinsurance 2011, Ltd., 8.93%, 12/6/15
                           (144A) (Cat Bond)                                                    252,950
         250,000(b)        Residential Reinsurance 2011, Ltd., 9.03%, 6/6/15
                           (144A) (Cat Bond)                                                    252,850
         250,000(b)        Residential Reinsurance 2012, Ltd., 8.03%, 6/6/16
                           (144A) (Cat Bond)                                                    263,675
         250,000(b)        Residential Reinsurance 2012, Ltd., 10.03%, 6/6/16
                           (144A) (Cat Bond)                                                    266,175
         400,000(b)        Residential Reinsurance 2012, Ltd., 12.78%, 12/6/16
                           (144A) (Cat Bond)                                                    427,240
         250,000(b)        Residential Reinsurance 2012, Ltd., 19.03%, 12/6/16
                           (144A) (Cat Bond)                                                    270,575
         400,000(b)        Residential Reinsurance 2012, Ltd., 22.03%, 6/6/16
                           (144A) (Cat Bond)                                                    448,120
         250,000(b)        Residential Reinsurance 2013, Ltd., 9.28%, 6/6/17
                           (144A) (Cat Bond)                                                    262,950
         500,000(b)        Sanders Re, Ltd., 4.03%, 5/5/17 (144A) (Cat Bond)                    495,550
           3,439(g)(j)     Sector Re V, Ltd., Series 3, Class C, 12/1/17 (144A)                  41,528
         850,000(g)(j)     Sector Re V, Ltd., Series 4, Class A, 3/30/19 (144A)               1,060,545
         800,000(g)(j)     Sector Re V, Ltd., Series 4, Class C, 12/1/19 (144A)                 819,440
         800,000(g)(j)     Silverton RE, Ltd., 9/18/17 (144A)                                   841,280
         600,000(g)(j)     Silverton RE, Ltd., 9/16/16 (144A)                                    38,280
         500,000(g)        St. Andrews Segregated Account (Kane SAC Ltd.),
                           Variable Rate Notes, 1/22/16                                         506,500
         300,000(b)        Tar Heel Re, Ltd., 8.53%, 5/9/16 (144A) (Cat Bond)                   308,280
         642,367(g)        Troon Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/12/16                                                  643,716
       1,012,000(g)        Turnberry Segregated Account (Kane SAC Ltd.), Variable
                           Rate Notes, 1/15/16                                                1,016,655
       1,250,000(g)        Versutus, Ltd., Series 2015-A, Variable Rate Notes,
                           12/31/2017                                                         1,282,500
                                                                                          -------------
                                                                                          $  22,677,506
                                                                                          -------------
                           Total Insurance                                                $  37,314,466
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 14.3%
                           Commodity Chemicals -- 2.1%
       3,250,000(e)        Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                    $   4,475,477
       3,075,000(e)        Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                           1/15/21 (144A)                                                     2,867,438
                                                                                          -------------
                                                                                          $   7,342,915
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 27

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Construction Materials -- 0.1%
       1,635,000(d)        OAS Finance, Ltd., 8.0%, 7/2/21 (144A)                         $     232,988
-------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 0.4%
       1,510,000           Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)              $   1,528,875
-------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 1.4%
       2,000,000(e)        Global Brass & Copper, Inc., 9.5%, 6/1/19                      $   2,150,000
       1,668,667           Mirabela Nickel, Ltd., 9.5%, 6/20/19                               1,184,754
       1,410,000           Prince Mineral Holding Corp., 11.5%, 12/15/19
                           (144A)                                                             1,364,175
                                                                                          -------------
                                                                                          $   4,698,929
-------------------------------------------------------------------------------------------------------
                           Forest Products -- 1.2%
       4,000,000(e)        Millar Western Forest Products, Ltd., 8.5%, 4/1/21             $   4,060,000
-------------------------------------------------------------------------------------------------------
                           Gold -- 0.8%
       3,255,000(e)        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                           $   2,693,512
-------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 0.8%
       1,565,765(h)        Ardagh Finance Holdings SA, 8.625% (8.625% PIK
                           0.0% cash), 6/15/19 (144A)                                     $   1,631,339
         500,000           Beverage Packaging Holdings Luxembourg II SA /
                           Beverage Packaging Holdings II Is, 6.0%, 6/15/17
                           (144A)                                                               501,250
         445,000           Coveris Holdings SA, 7.875%, 11/1/19 (144A)                          455,013
                                                                                          -------------
                                                                                          $   2,587,602
-------------------------------------------------------------------------------------------------------
                           Metals & Mining -- 0.2%
         815,000(e)        JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                   $     684,600
-------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 2.3%
       2,150,057(c)        Bio Pappel SAB de CV, 10.0%, 8/27/16                           $   2,129,631
       2,220,000(e)        Coveris Holding Corp., 10.0%, 6/1/18 (144A)                        2,347,650
EUR    3,105,000           SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                  3,526,334
                                                                                          -------------
                                                                                          $   8,003,615
-------------------------------------------------------------------------------------------------------
                           Paper Products -- 1.2%
       1,590,000(e)        Appvion, Inc., 9.0%, 6/1/20 (144A)                             $   1,045,425
       2,250,000           Mercer International, Inc., 7.0%, 12/1/19                          2,328,750
         595,000(e)        Unifrax I LLC / Unifrax Holding Co., 7.5%, 2/15/19
                           (144A)                                                               597,975
                                                                                          -------------
                                                                                          $   3,972,150
-------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 1.0%
         400,000           Hexion US Finance Corp., 6.625%, 4/15/20                       $     366,000
       3,330,000           Hexion US Finance Corp., 9.0%, 11/15/20                            2,331,000
         850,000           Rentech Nitrogen Partners LP / Rentech Nitrogen
                           Finance Corp., 6.5%, 4/15/21 (144A)                                  824,500
                                                                                          -------------
                                                                                          $   3,521,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Steel -- 2.8%
       1,125,000           Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (144A)          $   1,057,500
       2,915,000           Optima Specialty Steel, Inc., 12.5%, 12/15/16 (144A)               2,973,300
       3,750,000(e)        Ryerson, Inc., 9.0%, 10/15/17                                      3,787,500
         720,000           SunCoke Energy Partners LP / SunCoke Energy Partners
                           Finance Corp., 7.375%, 2/1/20 (144A)                                 738,000
       1,195,000           United States Steel Corp., 7.5%, 3/15/22                           1,195,000
                                                                                          -------------
                                                                                          $   9,751,300
                                                                                          -------------
                           Total Materials                                                $  49,077,986
-------------------------------------------------------------------------------------------------------
                           MEDIA -- 5.2%
                           Broadcasting -- 1.4%
       1,000,000(e)        Intelsat Luxembourg SA, 7.75%, 6/1/21                          $     922,500
       3,805,000(e)        Townsquare Radio LLC / Townsquare Radio, Inc., 9.0%,
                           4/1/19 (144A)                                                      4,055,597
                                                                                          -------------
                                                                                          $   4,978,097
-------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 3.1%
       2,765,000(e)        AMC Entertainment, Inc., 9.75%, 12/1/20                        $   3,027,675
       1,400,000(e)        Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                         1,401,750
       1,115,000           Regal Entertainment Group, 5.75%, 2/1/25                           1,115,000
       1,890,000(e)        SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)                     1,795,500
       3,575,000(e)        WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                       3,387,313
                                                                                          -------------
                                                                                          $  10,727,238
-------------------------------------------------------------------------------------------------------
                           Publishing -- 0.7%
       2,200,000(e)        MPL 2 Acquisition Canco, Inc., 9.875%, 8/15/18
                           (144A)                                                         $   2,340,250
                                                                                          -------------
                           Total Media                                                    $  18,045,585
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 2.6%
                           Biotechnology -- 1.6%
       1,400,000(e)        ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)               $   1,478,400
       4,104,000(e)        Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                     4,021,920
                                                                                          -------------
                                                                                          $   5,500,320
-------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 1.0%
       1,508,000(e)        JLL/Delta Dutch Newco BV, 7.5%, 2/1/22 (144A)                  $   1,568,320
       1,900,000           VRX Escrow Corp., 5.875%, 5/15/23 (144A)                           1,947,500
                                                                                          -------------
                                                                                          $   3,515,820
                                                                                          -------------
                           Total Pharmaceuticals, Biotechnology &
                           Life Sciences                                                  $   9,016,140
-------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 0.5%
                           Diversified Real Estate Activities -- 0.1%
         330,000           Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)                   $     341,550
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 29

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Diversified REIT's -- 0.4%
       1,500,000(e)        CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                 $   1,530,000
                                                                                          -------------
                           Total Real Estate                                              $   1,871,550
-------------------------------------------------------------------------------------------------------
                           RETAILING -- 3.2%
                           Automotive Retail -- 1.3%
       1,385,000           Asbury Automotive Group, Inc., 6.0%, 12/15/24                  $   1,436,937
       3,260,000(e)        DriveTime Automotive Group, Inc. / DT Acceptance
                           Corp., 8.0%, 6/1/21 (144A)                                         3,105,150
                                                                                          -------------
                                                                                          $   4,542,087
-------------------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.9%
       3,305,000(e)        Rent-A-Center, Inc., 6.625%, 11/15/20                          $   3,106,700
-------------------------------------------------------------------------------------------------------
                           Department Stores -- 0.3%
         900,000(e)        Neiman Marcus Group, Ltd. LLC, 8.0%, 10/15/21
                           (144A)                                                         $     954,000
-------------------------------------------------------------------------------------------------------
                           Speciality Stores -- 0.7%
       1,635,000           Outerwall, Inc., 5.875%, 6/15/21 (144A)                        $   1,475,587
         200,000           Outerwall, Inc., 6.0%, 3/15/19                                       194,000
         685,000           Radio Systems Corp., 8.375%, 11/1/19 (144A)                          738,088
                                                                                          -------------
                                                                                          $   2,407,675
                                                                                          -------------
                           Total Retailing                                                $  11,010,462
-------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS &
                           SEMICONDUCTOR EQUIPMENT -- 1.4%
                           Semiconductors -- 1.4%
         995,000(e)        Advanced Micro Devices, Inc., 7.0%, 7/1/24                     $     858,187
       4,250,000(e)        Advanced Micro Devices, Inc., 7.5%, 8/15/22                        4,069,375
                                                                                          -------------
                           Total Semiconductors & Semiconductor Equipment                 $   4,927,562
-------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 2.1%
                           Application Software -- 0.3%
         955,000           Interface Security Systems Holdings, Inc. / Interface
                           Security Systems LLC, 9.25%, 1/15/18                           $     959,775
-------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 1.8%
       1,783,000(e)        First Data Corp., 8.25%, 1/15/21 (144A)                        $   1,907,810
         422,000           First Data Corp., 10.625%, 6/15/21                                   480,025
       1,783,000(e)        First Data Corp., 12.625%, 1/15/21                                 2,112,855
       1,650,000(e)(h)     Igloo Holdings Corp., 8.25% (9.0% PIK 8.25% cash),
                           12/15/17 (144A)                                                    1,666,500
                                                                                          -------------
                                                                                          $   6,167,190
                                                                                          -------------
                           Total Software & Services                                      $   7,126,965
-------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.7%
                           Communications Equipment -- 1.2%
       2,400,000(e)(h)     CommScope Holding Co., Inc., 6.625% (7.375% PIK
                           6.625% cash), 6/1/20 (144A)                                    $   2,460,000

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Communications Equipment -- (continued)
       1,500,000           CPI International, Inc., 8.75%, 2/15/18                        $   1,535,625
                                                                                          -------------
                                                                                          $   3,995,625
-------------------------------------------------------------------------------------------------------
                           Electronic Equipment & Instruments -- 0.5%
         880,000(e)        Viasystems, Inc., 7.875%, 5/1/19 (144A)                        $     926,200
         745,000           Zebra Technologies Corp., 7.25%, 10/15/22 (144A)                     802,738
                                                                                          -------------
                                                                                          $   1,728,938
                                                                                          -------------
                           Total Technology Hardware & Equipment                          $   5,724,563
-------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 5.3%
                           Alternative Carriers -- 0.2%
         600,000           PAETEC Holding Corp., 9.875%, 12/1/18                          $     633,000
-------------------------------------------------------------------------------------------------------
                           Integrated Telecommunication Services -- 3.3%
       1,695,000           Cincinnati Bell, Inc., 8.75%, 3/15/18                          $   1,736,951
         300,000           Frontier Communications Corp., 6.25%, 9/15/21                        300,750
       1,400,000(e)        Frontier Communications Corp., 7.625%, 4/15/24                     1,457,750
       1,975,000(e)        GCI, Inc., 6.75%, 6/1/21                                           1,999,687
       1,725,000           GCI, Inc., 6.875%, 4/15/25 (144A)                                  1,737,938
       4,200,000(e)        Windstream Corp., 7.5%, 6/1/22                                     4,053,000
                                                                                          -------------
                                                                                          $  11,286,076
-------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 1.8%
       1,085,000(e)        Altice Financing SA, 6.625%, 2/15/23 (144A)                    $   1,117,550
         300,000           Altice Finco SA, 8.125%, 1/15/24 (144A)                              317,438
       1,580,000(e)        Sprint Corp., 7.125%, 6/15/24                                      1,540,500
       2,150,000(e)        Sprint Corp., 7.25%, 9/15/21                                       2,160,750
         400,000           Unison Ground Lease Funding LLC, 5.78%, 3/15/20
                           (144A)                                                               402,100
         725,000(e)        Vimpel Communications Via VIP Finance Ireland, Ltd.
                           OJSC, 9.125%, 4/30/18 (144A)                                         760,641
                                                                                          -------------
                                                                                          $   6,298,979
                                                                                          -------------
                           Total Telecommunication Services                               $  18,218,055
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 3.6%
                           Air Freight & Logistics -- 0.3%
       1,005,000           XPO Logistics, Inc., 7.875%, 9/1/19 (144A)                     $   1,064,044
-------------------------------------------------------------------------------------------------------
                           Airlines -- 1.0%
       1,295,000           Gol LuxCo SA, 8.875%, 1/24/22 (144A)                           $     938,875
         360,000           Intrepid Aviation Group Holdings LLC / Intrepid Finance
                           Co., 6.875%, 2/15/19 (144A)                                          329,400
       1,500,000(e)        United Continental Holdings, Inc., 6.0%, 7/15/26                   1,500,000
         600,000(e)        United Continental Holdings, Inc., 6.375%, 6/1/18                    635,250
                                                                                          -------------
                                                                                          $   3,403,525
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 31

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Marine -- 0.3%
       1,025,000           Navios South American Logistics, Inc. / Navios Logistics
                           Finance US, Inc., 7.25%, 5/1/22 (144A)                         $     994,250
-------------------------------------------------------------------------------------------------------
                           Railroads -- 0.4%
       1,520,000           Florida East Coast Holdings Corp., 9.75%, 5/1/20
                           (144A)                                                         $   1,478,200
-------------------------------------------------------------------------------------------------------
                           Trucking -- 1.6%
       3,500,000(e)        Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)               $   3,613,750
       2,000,000           Syncreon Group BV / Syncreon Global Finance US, Inc.,
                           8.625%, 11/1/21 (144A)                                             1,710,000
                                                                                          -------------
                                                                                          $   5,323,750
                                                                                          -------------
                           Total Transportation                                           $  12,263,769
-------------------------------------------------------------------------------------------------------
                           UTILITIES -- 2.5%
                           Electric Utilities -- 1.0%
       1,095,000           ContourGlobal Power Holdings SA, 7.125%, 6/1/19
                           (144A)                                                         $   1,116,900
         310,000           Empresa Distrbuidora Y Comercializadora Norte, 9.75%,
                           10/25/22 (144A)                                                      229,400
       1,010,000(a)(e)     Enel SpA, 8.75%, 9/24/73 (144A)                                    1,215,509
       1,000,000(e)        PNM Resources, Inc., 9.25%, 5/15/15                                1,008,793
                                                                                          -------------
                                                                                          $   3,570,602
-------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 0.8%
       2,675,000(e)        NRG Energy, Inc., 6.25%, 5/1/24                                $   2,695,062
-------------------------------------------------------------------------------------------------------
                           Multi-Utilities -- 0.7%
       2,342,663           Ormat Funding Corp., 8.25%, 12/30/20                           $   2,307,523
                                                                                          -------------
                           Total Utilities                                                $   8,573,187
-------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES
                           (Cost $407,692,868)                                            $ 400,449,247
-------------------------------------------------------------------------------------------------------
                           CONVERTIBLE BONDS & NOTES -- 5.3%
                           of Net Assets
                           CAPITAL GOODS -- 1.2%
                           Construction & Farm Machinery & Heavy Trucks -- 1.2%
       2,625,000(e)        Meritor, Inc., 7.875%, 3/1/26                                  $   3,922,734
                                                                                          -------------
                           Total Capital Goods                                            $   3,922,734
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 0.1%
                           Asset Management & Custody Banks -- 0.1%
         400,000           Apollo Investment Corp., 5.75%, 1/15/16                        $     407,250
                                                                                          -------------
                           Total Diversified Financials                                   $     407,250
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 1.2%
                           Coal & Consumable Fuels -- 0.5%
       1,905,000           Massey Energy Co., 3.25%, 8/1/15                               $   1,847,850
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 0.2%
       2,265,000(c)(e)     Hercules Offshore, Inc., 0.0%, 6/1/38                          $     605,888
-------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 0.5%
       1,340,000(e)        Chesapeake Energy Corp., 2.5%, 5/15/37                         $   1,283,887
       1,175,000           Energy & Exploration Partners, Inc., 8.0%, 7/1/19
                           (144A)                                                               434,750
                                                                                          -------------
                                                                                          $   1,718,637
                                                                                          -------------
                           Total Energy                                                   $   4,172,375
-------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                           Health Care Equipment & Services -- 1.2%
       2,837,000(c)(e)     Hologic, Inc., 2.0%, 12/15/37                                  $   4,175,709
-------------------------------------------------------------------------------------------------------
                           Health Care Services -- 0.1%
         361,000           Omnicare, Inc., 3.25%, 12/15/35                                $     394,844
                                                                                          -------------
                           Total Health Care Equipment & Services                         $   4,570,553
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 1.1%
                           Diversified Chemicals -- 1.1%
       4,000,000(k)        Hercules, Inc., 6.5%, 6/30/29                                  $   3,647,500
                                                                                          -------------
                           Total Materials                                                $   3,647,500
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.4%
                           Biotechnology -- 0.4%
       1,400,000           Corsicanto, Ltd., 3.5%, 1/15/32                                $   1,491,000
                                                                                          -------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences           $   1,491,000
-------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS &
                           SEMICONDUCTOR EQUIPMENT -- 0.0%+
                           Semiconductors -- 0.0%+
         161,900(h)(i)     LDK Solar Co., Ltd., 5.535% (5.535% PIK 0.000%
                           cash), 12/31/18                                                $           -
          42,000(d)        Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                          115
                                                                                          -------------
                           Total Semiconductors & Semiconductor Equipment                 $         115
-------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS & NOTES
                           (Cost $15,890,861)                                             $  18,211,527
-------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 1.6% of Net Assets
       2,780,000(b)        U.S. Treasury Notes, 0.104%, 4/30/16                           $   2,780,234
       2,780,000(b)        U.S. Treasury Notes, 0.105%, 7/31/16                               2,779,719
                                                                                          -------------
                                                                                          $   5,559,953
-------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $5,561,496)                                              $   5,559,953
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 33

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           SOVEREIGN DEBT OBLIGATIONS -- 1.3% OF NET ASSETS
                           Argentina -- 0.6%
       1,200,000           City of Buenos Aires, 12.5%, 4/6/15 (144A)                     $   1,200,000
         855,000           City of Buenos Aires, 8.95%, 2/19/21 (144A)                          897,750
                                                                                          -------------
                                                                                          $   2,097,750
-------------------------------------------------------------------------------------------------------
                           Ecuador -- 0.2%
         870,000           Ecuador Government International Bond, 7.95%,
                           6/20/24 (144A)                                                 $     767,775
-------------------------------------------------------------------------------------------------------
                           Russia -- 0.5%
       1,450,000(c)        Russian Government International Bond, 7.5%,
                           3/31/30                                                        $   1,663,730
-------------------------------------------------------------------------------------------------------
                           TOTAL SOVEREIGN DEBT OBLIGATIONS
                           (Cost $3,971,566)                                              $   4,529,255
-------------------------------------------------------------------------------------------------------
                           TAX EXEMPT OBLIGATION -- 1.0% of Net Assets
                           NEW YORK -- 1.0%
       3,475,000           New York City Industrial Development Agency,
                           British Airways Plc Project, 7.625%, 12/1/32                   $   3,496,858
-------------------------------------------------------------------------------------------------------
                           TOTAL TAX EXEMPT OBLIGATION
                           (Cost $3,126,936)                                              $   3,496,858
-------------------------------------------------------------------------------------------------------
                           MUNICIPAL COLLATERALIZED DEBT
                           OBLIGATION -- 0.1% of Net Assets
       3,300,000(a)        Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                           9/15/37 (144A)                                                 $     246,081
-------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                           (Cost $3,293,641)                                              $     246,081
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 2.1% of Net Assets
                           CAPITAL GOODS -- 0.2%
                           Building Products -- 0.2%
             894(i)(l)     Panolam Holdings Co.                                           $     657,984
-------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 0.0%+
          33,171(i)(l)     Liberty Tire Recycling LLC                                     $         332
                                                                                          -------------
                           Total Capital Goods                                            $     658,316
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Exploration & Production -- 0.0%+
           8,156(l)        Halcon Resources Corp.                                         $      12,560
                                                                                          -------------
                           Total Energy                                                   $      12,560
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/15

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                           MATERIALS -- 0.2%
                           Diversified Metals & Mining -- 0.2%
           3,402           Freeport-McMoRan, Inc.                                         $      64,468
AUD    6,776,723(l)        Mirabela Nickel, Ltd.                                                722,182
                                                                                          -------------
                                                                                          $     786,650
                                                                                          -------------
                           Total Materials                                                $     786,650
-------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 0.3%
                           Pharmaceuticals -- 0.3%
          15,900           Teva Pharmaceutical Industries, Ltd. (A.D.R.)                  $     990,570
                                                                                          -------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences           $     990,570
-------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS &
                           SEMICONDUCTOR EQUIPMENT -- 0.0%
                           Semiconductors -- 0.0%+
          11,342(l)        LDK Solar Co., Ltd. (A.D.R.)                                   $       1,701
                                                                                          -------------
                           Total Semiconductors & Semiconductor Equipment                 $       1,701
-------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 1.4%
                           Air Freight & Logistics -- 0.7%
           3,266(l)        CEVA Holdings LLC                                              $   2,367,661
-------------------------------------------------------------------------------------------------------
                           Airlines -- 0.6%
          45,044           Delta Air Lines, Inc.                                          $   2,025,178
-------------------------------------------------------------------------------------------------------
                           Marine -- 0.1%
         877,784(l)        Horizon Lines, Inc., Class A                                   $     570,560
                                                                                          -------------
                           Total Transportation                                           $   4,963,399
-------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $7,709,590)                                              $   7,413,196
-------------------------------------------------------------------------------------------------------
                           CONVERTIBLE PREFERRED STOCKS --
                           0.7% of Net Assets
                           DIVERSIFIED FINANCIALS -- 0.6%
                           Other Diversified Financial Services -- 0.6%
           1,880(f)        Bank of America Corp., 7.25%                                   $   2,175,160
                                                                                          -------------
                           Total Diversified Financials                                   $   2,175,160
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.1%
                           Oil & Gas Exploration & Production -- 0.1%
           1,100(f)        Halcon Resources Corp., 5.75%                                  $     324,775
                                                                                          -------------
                           Total Energy                                                   $     324,775
-------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE PREFERRED STOCKS
                           (Cost $2,164,242)                                              $   2,499,935
-------------------------------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 3.0% of Net Assets
                           BANKS -- 0.9%
                           Diversified Banks -- 0.9%
           3,000(a)(f)     AgStar Financial Services ACA, 6.75% (144A)                    $   3,147,938
                                                                                          -------------
                           Total Banks                                                    $   3,147,938
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 35

-------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 1.2%
                           Consumer Finance -- 0.2%
             750(f)        Ally Financial, Inc., 7.0% (144A)                              $     769,805
-------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 1.0%
         132,750(a)        GMAC Capital Trust I, 8.125%                                   $   3,484,687
                                                                                          -------------
                           Total Diversified Financials                                   $   4,254,492
-------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.2%
                           Oil & Gas Storage & Transportation -- 0.2%
          17,992(a)        NuStar Logistics LP, 7.625%                                    $     469,412
                                                                                          -------------
                           Total Energy                                                   $     469,412
-------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.7%
                           Reinsurance -- 0.7%
         480,000(g)(l)     Altair Re II, Ltd.                                             $     487,104
         875,402(g)(l)     Altair Re II, Ltd.                                                   628,801
           8,500(g)(l)     Lorenz Re, Ltd.                                                    1,069,300
                                                                                          -------------
                                                                                          $   2,185,205
                                                                                          -------------
                           Total Insurance                                                $   2,185,205
-------------------------------------------------------------------------------------------------------
                           TOTAL PREFERRED STOCKS
                           (Cost $9,382,326)                                              $  10,057,047
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                   Value
-------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS -- 0.4%
                           of Net Assets
                           REPURCHASE AGREEMENT -- 0.4%
       1,280,000           Bank of Nova Scotia, 0.14%, repurchase price of
                           $1,280,000 plus accrued interest on 4/1/15
                           collateralized by the following (at market value):
                           $1,303,685 Freddie Mac Giant, 3.0%-3.5%,
                           10/1/29 -- 3/1/45 and $2,318 Federal National
                           Mortgage Association, 2.5%, 6/1/27.                            $   1,280,000
-------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $1,280,000)                                              $   1,280,000
-------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN SECURITIES -- 140.3%
                           (Cost -- $491,742,822) (m)( n)                                 $ 483,193,710
-------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (40.3)%                        $(138,844,687)
-------------------------------------------------------------------------------------------------------
                           NET ASSETS APPLICABLE TO COMMON
                           SHAREOWNERS -- 100.0%                                          $ 344,349,023
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/15

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2015, the value of these securities amounted to $220,660,124, or 64.1% of total net assets applicable to common shareowners.

(Cat Bond)  A catastrophe bond is a high-yield debt instrument this is usually insurance linked and meant to raise money in case of a catastrophe.

+           Amount round to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2015.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at March 31, 2015.

(b) Floating rate note. The rate shown is the coupon rate at March 31, 2015.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2015.

(d)         Security is in default and is non income producing.

(e) Denotes security pledged and segregated as collateral for the margin-loan financing agreement. See Notes to Financial Statements -- Note 10.

(f)         Security is perpetual in nature and has no stated maturity date.

(g) Security is valued based on a formula approved by the Valuation Committee of the Board of Trustees. At March 31, 2015, the aggregate value of these securities amounted to $17,179,051, or 5.0% of total net assets applicable to common shareholders.

(h) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(i) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)         Security is priced as a unit.

(l)         Non-income producing.

(m) At March 31, 2015, the net unrealized depreciation on investments based on cost for federal tax purposes of $493,150,196 was as follows:

            Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                             $ 31,693,576
            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                              (41,650,062)
                                                                                          ------------
            Net unrealized depreciation                                                   $ (9,956,486)
                                                                                          ============

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 37

For financial reporting purposes net unrealized depreciation on investments was $8,549,112 and cost of investments aggregated $491,742,822.

(n)         Distributions of Investments by country of issue, as a
            percentage of total investments in securities, is as follows:
            United States                                                  78.5%
            Canada                                                          3.7
            Luxembourg                                                      3.6
            Bermuda                                                         3.1
            Netherlands                                                     2.6
            Cayman Islands                                                  0.9
            Other (individually less than 1%)                               7.6
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2015 aggregated $200,906,719 and $189,130,007, respectively.

Glossary of Terms:

(A.D.R.)    American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD -       Australian Dollar
EUR -       Euro
GBP -       Great British Pound

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
                                   Obligation                                                Net
Notional                           Entity/               Credit      Expiration  Premiums    Unrealized
Principal ($)(1)   Counterparty    Index        Coupon   Rating(2)   Date        (Received)  Appreciation
---------------------------------------------------------------------------------------------------------
2,000,000          JPMorgan        Goodyear
                   Chase           Tire &
                   & Co.           Rubber Co.   5.00%    B+          12/20/17    $(65,000)   $294,112
=========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Based on Standard & Poor's rating of the issuer.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/15

The following is a summary of the inputs used as of March 31, 2015, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------
                                Level 1         Level 2        Level 3           Total
---------------------------------------------------------------------------------------------
Asset Backed Securities         $       --      $  3,324,765   $        --       $  3,324,765
Collateralized Mortgage
    Obligations                         --         4,267,876            --          4,267,876
Senior Secured Floating Rate
    Loan Interests                      --        21,857,970            --         21,857,970
Corporate Bonds & Notes
    Diversified Financials
        Other Diversified
           Financial Services           --         2,315,438     2,204,347          4,519,785
Industrials
    Industrial Machinery                --                --       772,590            772,590
Insurance
    Reinsurance                         --         7,683,660    14,993,846         22,677,506
All Other Corporate
    Bonds & Notes                       --       372,479,366            --        372,479,366
Convertible Bonds & Notes
Semiconductors &
    Semiconductor
    Equipment
    Semiconductors                      --               115            --                115
All Other Convertible
    Bonds & Notes                       --        18,211,412            --         18,211,412
U.S. Government and
    Agency Obligations                  --         5,559,953            --          5,559,953
Sovereign Debt Obligations              --         4,529,255            --          4,529,255
Tax Exempt Obligation                   --         3,496,858            --          3,496,858
Municipal Collateralized
    Debt Obligation                     --           246,081            --            246,081
Common Stocks
Capital Goods
    Industrial Machinery                --                --           332                332
    Building Products                   --                --       657,984            657,984
Transportation
    Air Freight & Logistics             --         2,367,661            --          2,367,661
All Other Common Stocks          4,387,219                --            --          4,387,219
Convertible Preferred Stocks
Energy
    Oil & Gas Exploration
        & Production                    --           324,775            --            324,775
All Other Convertible
    Preferred Stocks             2,175,160                --            --          2,175,160
Preferred Stocks
Banks
    Diversified Banks                   --         3,147,938            --          3,147,938
Diversified Financials
    Consumer Finance                    --           769,805            --            769,805
Insurance
    Reinsurance                         --                --     2,185,205          2,185,205

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 39

--------------------------------------------------------------------------------------------
                             Level 1          Level 2          Level 3          Total
--------------------------------------------------------------------------------------------
All Other Preferred Stocks   $ 3,954,099      $         --     $        --      $  3,954,099
Repurchase Agreement                  --         1,280,000              --         1,280,000
--------------------------------------------------------------------------------------------
Total Investments
    in Securities            $10,516,478      $451,862,928     $20,814,304      $483,193,710
============================================================================================
Other Financial Instruments
Assets:
Unrealized appreciation
    on swap contracts                 --      $    294,112     $        --      $    294,112
Unrealized appreciation
    on forward foreign
    currency contracts                --         1,568,023              --         1,568,023
Liabilities:
Unrealized depreciation
    on forward foreign
    currency contracts                --            (3,041)             --            (3,041)
--------------------------------------------------------------------------------------------
Total Other Financial
    Instruments              $        --      $  1,859,094     $        --      $  1,859,094
============================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of March 31, 2015.

-------------------------------------------------------------------------------------------
                              Level 1        Level 2          Level 3         Total
-------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value  $          --  $   5,254,851   $           --   $   5,254,851
Liabilities:
Swap collateral                          --       (200,000)              --        (200,000)
Outstanding borrowings                   --   (151,000,000)              --    (151,000,000)
-------------------------------------------------------------------------------------------
Total                         $          --  $(145,945,149)  $           --   $(145,945,149)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/15

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                            Change in
                     Balance     Realized   unrealized                                   Accrued     Transfers Transfers Balance
                     as of       gain       appreciation                                 discounts/  in to     out of    as of
                     3/31/14     (loss)(1)  (depreciation)(2)  Purchases    Sales        premiums    Level 3*  Level 3*  3/31/15
------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds
& Notes
Diversified
   Financials
   Other
      Diversified
      Financial
      Services       $1,748,033  $     --   $456,314           $        --  $        --  $    --     $      -- $      -- $ 2,204,347
Industrials
   Industrial
      Machinery              --        --       (811)              772,590           --      811            --        --     772,590
Materials
   Metals &
      Mining            626,708        --     16,070               210,555     (853,333)      --            --        --          --
Insurance
   Reinsurance        1,470,812     2,515    387,398            14,243,100   (1,198,200)  88,221            --        --  14,993,846
Common Stocks
   Industrial
      Machinery              --        --         --                   332           --       --            --        --         332
Capital Goods
   Building Products    700,002        --    (42,018)                   --           --       --            --        --     657,984
Preferred Stocks
Insurance
   Reinsurance        3,527,053    98,575    (24,906)            1,036,360   (2,451,877)      --            --        --   2,185,205
------------------------------------------------------------------------------------------------------------------------------------
Total                $8,072,608  $101,090   $792,047           $16,262,937  $(4,503,410) $89,032     $      -- $      -- $20,814,304
====================================================================================================================================

* Transfers are calculated on the beginning of period value. For the year ended 3/31/15, there were no transfers between Levels 1, 2 and 3.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 3/31/15: $1,167,961.

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at March 31, 2015. These amounts exclude valuations provided by a broker.

--------------------------------------------------------------------------------------------
                             Fair Value    Valuation        Unobservable           Value/
Asset Type                   3/31/15      Technique (s)        Input               Range
--------------------------------------------------------------------------------------------
Corporate Bonds              $2,976,937      Market      EBITDA Multiples (1)   5.5x to 6.5x
                                          Comparables     Yield Premium (2)        1.05%
--------------------------------------------------------------------------------------------
Convertible Corporate Bonds  $      --       Market             EBITDA               0
                                          Comparables        Multiples (1)
--------------------------------------------------------------------------------------------
Common Stocks                $ 658,316       Market             EBITDA          5.5x to 6.5x
                                          Comparables        Multiples (1)
--------------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 41

Statement of Assets and Liabilities | 3/31/15

ASSETS:
  Investments in securities, at value (cost $491,742,822)                       $483,193,710
  Foreign currencies, at value (cost $6,128,627)                                   5,254,851
  Receivables --
     Investment securities sold                                                    2,212,372
     Interest receivable                                                           9,866,340
     Dividends receivable                                                             42,649
  Unrealized appreciation on swap contracts                                          294,112
  Unrealized appreciation on forward foreign currency contracts                    1,568,023
  Reinvestment of distributions                                                      316,033
--------------------------------------------------------------------------------------------
        Total assets                                                            $502,748,090
--------------------------------------------------------------------------------------------
LIABILITIES:
  Due to custodian                                                                 1,342,414
  Swap collateral                                                                    200,000
  Credit default swaps, premiums received                                             65,000
  Payables --
     Outstanding borrowings                                                      151,000,000
     Trustees' fees                                                                        7
     Investment securities purchased                                               5,374,960
  Unrealized depreciation on forward foreign currency contracts                        3,041
  Due to affiliates                                                                  234,566
  Interest expense payable                                                           114,501
  Accrued expenses                                                                    64,578
--------------------------------------------------------------------------------------------
        Total liabilities                                                       $158,399,067
--------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                               $413,812,053
  Undistributed net investment income                                              1,072,032
  Accumulated net realized loss on investments, swap contracts, and
     foreign currency transactions                                               (62,956,982)
  Net unrealized depreciation on investments                                      (8,549,112)
  Net unrealized appreciation on swap contracts                                      294,112
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                  676,920
--------------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                                $344,349,023
============================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $344,349,023 / 28,950,654 common shares                           $      11.89
============================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/15

Statement of Operations

For the Year Ended 3/31/15

INVESTMENT INCOME:
  Interest                                                     $ 42,779,510
  Dividends (net of foreign taxes withheld $3,333)                  865,353
  Loan facility and other income                                    458,571
-------------------------------------------------------------------------------------------
        Total investment income                                                $ 44,103,434
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $  3,181,636
  Administrative reimbursements                                     115,180
  Transfer agent fees and expenses                                   13,824
  Shareholder communications expense                                 45,177
  Custodian fees                                                     32,120
  Professional fees                                                 114,498
  Printing expenses                                                  11,081
  Trustees' fees                                                     17,830
  Pricing fees                                                       31,400
  Interest expense                                                1,427,538
  Miscellaneous                                                      55,159
-------------------------------------------------------------------------------------------
     Net operating expenses                                                    $  5,045,443
-------------------------------------------------------------------------------------------
        Net investment income                                                  $ 39,057,991
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                               $(16,879,922)
     Swap contracts                                                 101,389
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies              (911,343)   $(17,689,876)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                               $(43,134,754)
     Swap contracts                                                 (43,303)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies             1,159,831    $(42,018,226)
-------------------------------------------------------------------------------------------
  Net loss on investments, swap contracts, and foreign
     currency transactions                                                     $(59,708,102)
-------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                         $(20,650,111)
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 43

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                               Year             Year
                                                               Ended            Ended
                                                               3/31/15          3/31/14
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $ 39,057,991    $ 42,870,563
Net realized loss on investments, forward foreign currency
   contracts, swap contracts and foreign currency transactions   (17,689,876)     (2,241,403)
Change in net unrealized appreciation (depreciation) on
   investments, forward foreign currency contracts, swap
   contracts and foreign currency transactions                   (42,018,226)      4,931,001
Distributions to preferred shareowners from net
   investment income                                                      --        (147,163)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                       $(20,650,111)   $ 45,412,998
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed
   net investment income ($1.61 and $1.65 per
   share, respectively)                                         $(46,212,245)   $(47,096,627)
--------------------------------------------------------------------------------------------
      Total distributions to common shareowners                 $(46,212,245)   $(47,096,627)
--------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                   $  4,327,840    $  4,068,896
--------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions                 $  4,327,840    $  4,068,896
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                        $(62,534,516)   $  2,385,267
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                406,883,539     404,498,272
--------------------------------------------------------------------------------------------
End of year                                                     $344,349,023    $406,883,539
--------------------------------------------------------------------------------------------
Undistributed net investment income                             $  1,072,032    $  9,468,075
============================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/15

Statement of Cash Flows

For the Year Ended 3/31/15

Cash Flows From Operating Activities:
Net decrease in net assets resulting from operations                              $ (20,650,111)
-----------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
Purchases of investment securities                                                 (206,737,686)
Proceeds from disposition and maturity of investment securities                     187,771,385
Net purchases of temporary cash investments                                          (1,280,000)
Net accretion and amortization of discount/premium on investment securities          (3,053,560)
Decrease in interest receivable                                                         822,146
Decrease in dividends receivable                                                          7,319
Decrease in reinvestment of distributions                                                28,174
Increase in trustees' fees payable                                                            7
Decrease in administration fees payable                                                  (1,974)
Increase in interest expense payable                                                     44,024
Decrease in due to affiliates                                                           (22,530)
Decrease in accrued expenses payable                                                    (57,148)
Change in unrealized depreciation on investments                                     43,134,754
Change in unrealized depreciation on swap contracts                                      43,303
Change in unrealized appreciation on forward foreign currency contracts
   and foreign currency                                                                (929,136)
Net realized loss on investments                                                     16,879,922
-----------------------------------------------------------------------------------------------
   Net cash and foreign currencies from operating activities                      $  15,998,889
-----------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
Increase in due to custodian                                                      $   1,342,414
Distributions to common shareowners                                                 (46,212,245)
Reinvestment of distributions                                                         4,327,840
-----------------------------------------------------------------------------------------------
   Net cash and foreign currencies used in financing activities                   $ (40,541,991)
-----------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash                                   $    (996,880)
-----------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                          $  30,794,833
-----------------------------------------------------------------------------------------------
   End of the year                                                                $   5,254,851
-----------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                         $   1,383,514
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 45

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year            Year
                                                               Year        Year        Year       Ended           Ended
                                                               Ended       Ended       Ended      3/31/12         3/31/11
                                                               3/31/15     3/31/14     3/31/13    (Consolidated)  (Consolidated)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                             $  14.19    $  14.23    $  13.45   $  14.33        $  13.23
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                       $   1.36    $   1.50    $   1.74   $   1.70        $   1.68
   Net realized and unrealized gain (loss) on investments,
      swap contracts, and foreign currency transactions           (2.05)       0.12        0.70      (0.92)           1.09
--------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                       $     --    $  (0.01)   $  (0.01)  $  (0.01)       $  (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.69)   $   1.61    $   2.43   $   0.77        $   2.75
--------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                        $  (1.61)*  $  (1.65)*  $  (1.65)  $  (1.65)       $  (1.65)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (2.30)   $  (0.04)   $   0.78   $  (0.88)       $   1.10
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year (b)                               $  11.89    $  14.19    $  14.23   $  13.45        $  14.33
--------------------------------------------------------------------------------------------------------------------------------
Market value, end of year (b)                                  $  12.87    $  17.83    $  16.97   $  16.66        $  16.55
================================================================================================================================
Total return at market value (c)                                 (20.28)%     16.24%      12.65%     11.53%          20.12%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(e)                     1.33%       1.04%       1.08%      1.05%           1.11%
   Net investment income before preferred share distributions     10.30%      10.70%      13.03%     12.66%          12.43%
   Preferred share distributions                                     --%       0.04%       0.06%      0.05%           0.12%
   Net investment income available to common shareowners          10.30%      10.66%      12.97%     12.61%          12.31%
Portfolio turnover                                                   37%         30%         27%        24%             10%
Net assets of common shareowners, end of year (in thousands)   $344,349    $406,884    $404,498   $379,518        $401,348

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Income Trust | Annual Report | 3/31/15

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year             Year
                                                       Year          Year           Year         Ended            Ended
                                                       Ended         Ended          Ended        3/31/12          3/31/11
                                                       3/31/15       3/31/14        3/31/13      (Consolidated)   (Consolidated)
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)            $      --     $     --(f)    $151,000     $151,000         $151,000
Asset coverage per preferred share, end of year        $      --     $     --(f)    $ 91,971     $ 87,835         $ 91,450
Average market value per preferred share (g)           $      --     $     --(f)    $ 25,000     $ 25,000         $ 25,000
Liquidation value, including dividends payable,
   per preferred share                                 $      --     $     --(f)    $ 25,001     $ 25,001         $ 25,001
Total amount of debt outstanding (in thousands)        $ 151,000     $151,000       $     --     $     --         $     --
Asset coverage per indebtedness (in thousands)         $   3,280     $  3,419       $     --     $     --         $     --
================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Includes interest expense of 0.38%, 0.02%, 0.00%, 0.0% and 0.0%, respectively.

(f)  Preferred shares were redeemed during the period.

(g)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/15 47

Notes to Financial Statements | 3/31/15

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for

48 Pioneer High Income Trust | Annual Report | 3/31/15 which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

     Securities and senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2015, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 1.06% of net assets. The value of these fair valued securities are $3,635,253.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

                          Pioneer High Income Trust | Annual Report | 3/31/15 49

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2015, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

50 Pioneer High Income Trust | Annual Report | 3/31/15

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2015, the Trust reclassified $1,241,789 to decrease undistributed net investment income, $610,567 to increase paid-in capital, and $631,222 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     The Trust has elected to defer $3,290,211 of short-term capital losses and $15,848,888 of long-term capital losses recognized between October 1, 2014 and March 31, 2015 to its fiscal year ending March 31, 2016.

     At March 31, 2015, the Trust had a net capital loss carryforward of $44,356,204 of which the following amounts will expire between 2018 and 2019 if not utilized: $42,238,794 in 2018 and $2,117,410 in 2019.

     The tax character of distributions paid to shareowners during the years ended March 31, 2015 and March 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                            2015            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $46,212,245     $47,243,790
     ---------------------------------------------------------------------------
          Total                                      $46,212,245     $47,243,790
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 7,154,815
     Capital loss carryforward                                       (44,356,204)
     Late year loss deferrals                                        (19,139,099)
     Other book/tax temporary differences                             (5,544,462)
     Unrealized depreciation                                          (7,578,080)
     ---------------------------------------------------------------------------
          Total                                                     $(69,463,030)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax

                          Pioneer High Income Trust | Annual Report | 3/31/15 51 differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Automatic Dividend Reinvestment Plan

     All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying

52 Pioneer High Income Trust | Annual Report | 3/31/15

     American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which

                          Pioneer High Income Trust | Annual Report | 3/31/15 53 would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Open credit default swap contracts at March 31, 2015 are listed in the Schedule of Investments.

     The average market value of swap contracts open during the year ended March 31, 2015 was $233,276.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of

54 Pioneer High Income Trust | Annual Report | 3/31/15 the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2015, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.84% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2015, $234,566 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to Affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended March 31, 2015, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At March 31, 2015, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

                          Pioneer High Income Trust | Annual Report | 3/31/15 55
settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2015 was $10,088,492.

Open foreign currency contracts at March 31, 2015, were as follows:

----------------------------------------------------------------------------------------------------
                               Quantity/
Currency                       Purchased/    Book           Settlement   US $ Value     Unrealized
Description      Counterparty  (Sold)        Value          Date         at 3/31/15     Appreciation
----------------------------------------------------------------------------------------------------
EUR (Euro)       JP Morgan      (5,128,699)  $(7,076,235)   4/24/15      $(5,511,660)   $1,564,575
                 Chase Bank
GBP (Great       JP Morgan       1,548,867     2,296,431    4/01/15        2,299,448         3,017
  British Pound  Chase Bank
GBP (Great       Societe          (217,560)     (323,223)   6/30/15         (322,792)          431
  British Pound  General
----------------------------------------------------------------------------------------------------
  Total                                                                                 $1,568,023
====================================================================================================

----------------------------------------------------------------------------------------------------
                               Quantity/
Currency                       Purchased/    Book           Settlement   US $ Value     Unrealized
Description      Counterparty  (Sold)        Value          Date         at 3/31/15     Depreciation
----------------------------------------------------------------------------------------------------
GBP (Great       JP Morgan      (1,548,867)   (2,294,998)   6/30/15        (2,298,039)  $(3,041)
  British Pound  Chase Bank
----------------------------------------------------------------------------------------------------
  Total                                                                                 $(3,041)
====================================================================================================

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of March 31, 2015:

-----------------------------------------------------------------------------------------------------
Assets:
                                   Gross
                                   Amounts        Net             Gross Amounts Not Offset
                                   Offset         Amounts of        in the Statement of
                                   in the         Assets           Assets and Liabilities
                     Gross         Statement      Presented      -------------------------
                     Amounts of    of Assets      In the                       Cash
                     Recognized    and            Assets and     Financial     Collateral    Net
Description          Assets        Liabilities    Liabilities    Instruments   Received      Amount
-----------------------------------------------------------------------------------------------------
Swap contracts       $294,112      $--            $294,112       $--           $(200,000)    $94,112
-----------------------------------------------------------------------------------------------------
                     $294,112      $--            $294,112       $--           $(200,000)    $94,112
=====================================================================================================

56 Pioneer High Income Trust | Annual Report | 3/31/15

7. Unfunded and Bridge Loan Commitments

As of March 31, 2015, the Trust had no unfunded loan commitments.

The Trust had the following bridge loan outstanding at March 31, 2015:

-----------------------------------------------------------------------------------------------------
                                                                                      Unrealized
                                                                                      Appreciation
Borrower                                   Par          Cost            Value         (Depreciation)
-----------------------------------------------------------------------------------------------------
Rite Aid Corp.                             $2,515,000   $2,515,000      $2,515,000    $--
=====================================================================================================

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended March 31, 2015 and the year ended March 31, 2014 were as follows:

-----------------------------------------------------------------------------------------------------
                                                                 3/31/15                     3/31/14
-----------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                       28,679,504                  28,429,194
Reinvestment of distributions                                    271,150                     250,310
-----------------------------------------------------------------------------------------------------
Shares outstanding at end of year                             28,950,654                  28,679,504
=====================================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2015 were as follows:

-----------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as           Assets Derivatives    2015          Liabilities Derivatives    2015
Hedging Instruments        --------------------------------------------------------------------------
Under Accounting           Statement of Assets                 Statement of Assets
Standards Codification     and Liabilities                     and Liabilities
(ASC) 815                  Location              Value         Location                   Value
-----------------------------------------------------------------------------------------------------
Forward foreign            Unrealized                          Unrealized
 currency contracts        appreciation on                     depreciation on
                           forward foreign                     forward foreign
                           currency contracts    $1,568,023    currency contracts         $(3,041)
Swap contracts             Unrealized                          Unrealized
                           appreciation on                     depreciation on
                           swap contracts           294,112    swap contracts                  --
-----------------------------------------------------------------------------------------------------
Total                                            $1,862,135                               $(3,041)
=====================================================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/15 57

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2015 was as follows:

----------------------------------------------------------------------------------------------------
                                                                                    Change in
Derivatives Not                                                     Realized        Unrealized
Accounted for as                                                    Gain or         Appreciation or
Hedging Instruments                                                 (Loss) on       (Depreciation)
Under Accounting             Location of Gain or (Loss)             Derivatives     on Derivatives
Standards Codification       on Derivatives Recognized              Recognized      Recognized
(ASC) 815                    in Income                              in Income       in Income
----------------------------------------------------------------------------------------------------
Forward foreign              Net realized gain (loss) on
  currency contracts         forward foreign currency contracts
                             and other assets and liabilities
                             denominated in foreign currency        $(199,237)
Forward foreign              Change in net unrealized
  currency contracts         appreciation (depreciation) on
                             forward foreign currency contracts
                             and other assets and liabilities
                             denominated in foreign currencies                      $1,926,016
Swap contracts               Net realized gain (loss) on
                             swap contracts                         $ 101,389
Swap contracts               Change in unrealized appreciation
                             (depreciation) on swap contracts                       $  (43,303)
----------------------------------------------------------------------------------------------------
Total                                                               $ (97,848)      $1,882,713
====================================================================================================

10. Margin Loan Financing

The Trust has entered into a margin loan financing agreement with Credit Suisse. The margin loan is offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At March 31, 2015, the Trust had a borrowing outstanding under the margin agreement totaling $151,000,000. The interest rate charged at March 31, 2015 was 0.97%. During the year ended March 31, 2015, the average daily balance was $151,000,000 at an average interest rate of 0.97%. With respect to the margin agreement, interest expense of $1,427,538 is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

58 Pioneer High Income Trust | Annual Report | 3/31/15

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

--------------------------------------------------------------------------------
                                            Total Amount          Asset Coverage
                                            of Debt               Per $1,000 of
Date                                        Outstanding           Indebtedness
--------------------------------------------------------------------------------
March 31, 2015                              $151,000,000          $3,280
================================================================================

11. Subsequent Events

A monthly dividend was declared on April 2, 2015 from undistributed and accumulated net investment income of $0.1150 per common share payable April 30, 2015, to common shareowners of record on April 15, 2015.

PIM, the Trust's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

Pursuant to the preliminary agreement, the Transaction will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement for the Trust. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

                          Pioneer High Income Trust | Annual Report | 3/31/15 59

12. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm. Deloitte & Touche LLP replaced Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm, effective upon completion of the audit of the Trust's financial statements for the fiscal year ended March 31, 2014.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending March 31, 2014 and March 31, 2013, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

60 Pioneer High Income Trust | Annual Report | 3/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Trust (the "Trust"), as of March 31, 2015, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended March 31, 2014, and the financial highlights for the years ended March 31, 2014, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust as of March 31, 2015, the results of its operations, cash flows, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 22, 2015

                          Pioneer High Income Trust | Annual Report | 3/31/15 61

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

62 Pioneer High Income Trust | Annual Report | 3/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer High Income Trust | Annual Report | 3/31/15 63

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service                Principal Occupation              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)           Class I Trustee since 2006.      Private investor (2004 - 2008     Director, Broadridge Financial
Chairman of the Board          Term expires in 2015.            and 2013 - present); Chairman     Solutions, Inc. (investor
and Trustee                                                     (2008 - 2013) and Chief           communications and securities
                                                                Executive Officer (2008 - 2012),   processing provider for
                                                                Quadriserv, Inc. (technology      financial services industry)
                                                                products for securities lending   (2009 - present); Director,
                                                                industry); and Senior Executive   Quadriserv, Inc. (2005 -
                                                                Vice President, The Bank of New   2013); and Commissioner, New
                                                                York (financial and securities    Jersey State Civil Service
                                                                services) (1986 - 2004)           Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)             Class II Trustee since 2005.     Managing Partner, Federal City    Director of New York Mortgage
Trustee                        Term expires in 2016.            Capital Advisors (corporate       Trust (publicly traded
                                                                advisory services company) (1997  mortgage REIT) (2004 - 2009,
                                                                - 2004 and 2008 - present);       2012 - present); Director of
                                                                Interim Chief Executive Officer,  The Swiss Helvetia Fund, Inc.
                                                                Oxford Analytica, Inc.            (closed-end fund) (2010 -
                                                                (privately-held research and      present); Director of Oxford
                                                                consulting company) (2010);       Analytica, Inc. (2008 -
                                                                Executive Vice President and      present); and Director of
                                                                Chief Financial Officer, I-trax,  Enterprise Community
                                                                Inc. (publicly traded health      Investment, Inc.
                                                                care services company) (2004 -    (privately-held affordable
                                                                2007); Executive Vice President   housing finance company) (1985
                                                                and Chief Financial Officer,      - 2010)
                                                                Pedestal Inc. (internet-based
                                                                mortgage trading company) (2000
                                                                - 2002); Private Consultant
                                                                (1995 - 1997); Managing
                                                                Director, Lehman Brothers (1992
                                                                - 1995); and Executive, The
                                                                World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)      Class III Trustee since 2008.    William Joseph Maier Professor    Trustee, Mellon Institutional
Trustee                        Term expires in 2017.            of Political Economy, Harvard     Funds Investment Trust and
                                                                University (1972 - present)       Mellon Institutional Funds
                                                                                                  Master Portfolio (oversaw 17
                                                                                                  portfolios in fund complex)
                                                                                                  (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer High Income Trust | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service               Principal Occupation               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)      Class III Trustee since 2002.   Founding Director, Vice President  None
Trustee                        Term expires in 2017.           and Corporate Secretary, The
                                                               Winthrop Group, Inc. (consulting
                                                               firm) (1982 - present); Desautels
                                                               Faculty of Management, McGill
                                                               University (1999 - present); and
                                                               Manager of Research Operations
                                                               and Organizational Learning,
                                                               Xerox PARC, Xerox's advance
                                                               research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)       Class I Trustee since 2002.     President and Chief Executive      Director of New America High
Trustee                        Term expires in 2015.           Officer, Newbury, Piret & Company, Income Fund, Inc. (closed-end
                                                               Inc. (investment banking firm)     investment company) (2004 -
                                                               (1981 - present)                   present); and member, Board
                                                                                                  of Governors, Investment
                                                                                                  Company Institute (2000 -
                                                                                                  2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)         Class I Trustee since 2014.     Consultant (investment company     None
Trustee                        Term expires in 2015.           services) (2012 - present);
                                                               Executive Vice President, BNY
                                                               Mellon (financial and investment
                                                               company services) (1969 - 2012);
                                                               Director, BNY International
                                                               Financing Corp. (financial
                                                               services) (2002 - 2012); and
                                                               Director, Mellon Overseas
                                                               Investment Corp. (financial
                                                               services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/15 65

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service               Principal Occupation               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)*            Class II Trustee since 2014.    Chair, Director, CEO and           None
Trustee, President and         Term expires in 2016.           President of Pioneer Investment
Chief Executive Officer                                        Management-USA (since September
                                                               2014); Chair, Director, CEO and
                                                               President of Pioneer Investment
                                                               Management, Inc. (since
                                                               September 2014); Chair,
                                                               Director, CEO and President of
                                                               Pioneer Funds Distributor, Inc.
                                                               (since September 2014); Chair,
                                                               Director, CEO and President of
                                                               Pioneer Institutional Asset
                                                               Management, Inc. (since
                                                               September 2014); and Chair,
                                                               Director and CEO of Pioneer
                                                               Investment Management
                                                               Shareholder Services, Inc.
                                                               (since September 2014); Managing
                                                               Director, Morgan Stanley
                                                               Investment Management (2010 -
                                                               2013); and Director of
                                                               Institutional Business, CEO of
                                                               International, Eaton Vance
                                                               Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*        Class III Trustee since 2014.   Director and Executive Vice        None
Trustee                        Term expires in 2017.           President (since 2008) and Chief
                                                               Investment Officer, U.S. (since
                                                               2010), of PIM-USA; Executive
                                                               Vice President of Pioneer (since
                                                               2008); Executive Vice President
                                                               of Pioneer Institutional Asset
                                                               Management, Inc. (since 2009);
                                                               and Portfolio Manager of Pioneer
                                                               (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

66 Pioneer High Income Trust | Annual Report | 3/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service               Principal Occupation               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**     Advisory Trustee since 2014.    Chief Investment Officer, 1199      None
                                                               SEIU Funds (health care workers
                                                               union pension Funds) (2001 -
                                                               present); Vice President
                                                               -International Investments
                                                               Group, American International
                                                               Group, Inc. (insurance company)
                                                               (1993 - 2001); Vice President,
                                                               Corporate Finance and Treasury
                                                               Group, Citibank, N.A. (1980 -
                                                               1986 and 1990 - 1993); Vice
                                                               President - Asset/Liability
                                                               Management Group, Federal Farm
                                                               Funding Corp.
                                                               (government-sponsored Issuer of
                                                               debt securities) (1988 - 1990);
                                                               Mortgage Strategies Group,
                                                               Shearson Lehman Hutton, Inc.
                                                               (investment bank) (1987 - 1988);
                                                               and Mortgage Securities Group,
                                                               Drexel Burnham Lambert, Ltd.
                                                               (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak in a non-voting Advisory Trustee.

                          Pioneer High Income Trust | Annual Report | 3/31/15 67

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service              Principal Occupation                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)     Since 2003. Serves at the      Vice President and Associate        None
Secretary and Chief Legal      discretion of the Board.       General Counsel of Pioneer since
Officer                                                       January 2008; Secretary and Chief
                                                              Legal Officer of all of the
                                                              Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the
                                                              Pioneer Funds from September 2003
                                                              to May 2010; and Vice President
                                                              and Senior Counsel of Pioneer
                                                              from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)         Since 2010. Serves at the      Fund Governance Director of         None
Assistant Secretary            discretion of the Board.       Pioneer since December 2006 and
                                                              Assistant Secretary of all the
                                                              Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of
                                                              Pioneer from December 2003 to
                                                              November 2006; and Senior
                                                              Paralegal of Pioneer from January
                                                              2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)              Since 2010. Serves at the      Senior Counsel of Pioneer since     None
Assistant Secretary            discretion of the Board.       May 2013 and Assistant Secretary
                                                              of all the Pioneer Funds since
                                                              June 2010; and Counsel of Pioneer
                                                              from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)           Since 2008. Serves at the      Vice President - Fund Treasury of   None
Treasurer and Chief Financial  discretion of the Board.       Pioneer; Treasurer of all of the
and Accounting Officer                                        Pioneer Funds since March 2008;
of the Trust                                                  Deputy Treasurer of Pioneer from
                                                              March 2004 to February 2008; and
                                                              Assistant Treasurer of all of the
                                                              Pioneer Funds from March 2004 to
                                                              February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)          Since 2002. Serves at the      Director - Fund Treasury of         None
Assistant Treasurer            discretion of the Board.       Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer High Income Trust | Annual Report | 3/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                 Other Directorships
Position Held with the Trust   Length of Service              Principal Occupation                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)             Since 2002. Serves at the      Fund Accounting Manager - Fund      None
Assistant Treasurer            discretion of the Board.       Treasury of Pioneer; and
                                                              Assistant Treasurer of all of the
                                                              Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)          Since 2009. Serves at the      Fund Administration Manager -       None
Assistant Treasurer            discretion of the Board.       Fund Treasury of Pioneer since
                                                              November 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since January 2009; and
                                                              Client Service Manager -
                                                              Institutional Investor Services
                                                              at State Street Bank from March
                                                              2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)           Since 2010. Serves at the      Chief Compliance Officer of          None
Chief Compliance Officer       discretion of the Board.       Pioneer and of all the Pioneer
                                                              Funds since March 2010; Chief
                                                              Compliance Officer of Pioneer
                                                              Institutional Asset Management,
                                                              Inc. since January 2012; Chief
                                                              Compliance Officer of Vanderbilt
                                                              Capital Advisors, LLC since July
                                                              2012; Director of Adviser and
                                                              Portfolio Compliance at Pioneer
                                                              since October 2005; and Senior
                                                              Compliance Officer for Columbia
                                                              Management Advisers, Inc. from
                                                              October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)           Since 2006. Serves at the      Director - Transfer Agency          None
Anti-Money Laundering Officer  discretion of the Board.       Compliance of Pioneer and
                                                              Anti-Money Laundering Officer of
                                                              all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/15 69

                          This page for your notes.

70 Pioneer High Income Trust | Annual Report | 3/31/15
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                          Pioneer High Income Trust | Annual Report | 3/31/15 71
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                           This page for your notes.

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                          Pioneer High Income Trust | Annual Report | 3/31/15 73
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                           This page for your notes.

74 Pioneer High Income Trust | Annual Report | 3/31/15
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                          Pioneer High Income Trust | Annual Report | 3/31/15 75
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76 Pioneer High Income Trust | Annual Report | 3/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19206-09-0515

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Trust were totaled approximately $40,803 payable to Deloitte & Touche
LLP for the year ended March 31, 2015 and $38,581 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended March 31, 2015 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $9,876 payable to Deloitte & Touche LLP for the year ended March 31,
2015 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended March 31, 2015 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended March 31, 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,876 payable to Deloitte & Touche LLP for the year ended
March 31, 2015 and $17,781 were paid to the former auditor, Ernst & Young LLP for the year ended March 31,
2014.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

roxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2015. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                 12    $12,252,470                   N/A              N/A
                     Other Pooled Investment Vehicles           8    $13,852,669                     4       10,179,518
                     Other Accounts                             6    $ 1,744,164                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 29, 2015

* Print the name and title of each signing officer under his or her signature.